SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Rule 14a-12

Artesyn Technologies, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

ARTESYN TECHNOLOGIES, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON THURSDAY, MAY 6, 2004

To the Stockholders:

      The Annual Meeting of the Stockholders of Artesyn Technologies, Inc. (the “Company”) will be held on Thursday, May 6, 2004, at 10:00 A.M., local time, at the Radisson Suite Hotel Boca Raton, 7920 Glades Road, the Mako Room, Boca Raton, Florida 33434, for the following purposes:

1. To elect 10 directors to hold office until the Company’s Annual Meeting of Stockholders in 2005 and until their respective successors have been duly elected and qualified;

2. To consider and act upon a proposal to amend the Company’s 1990 Outside Directors’ Stock Option Plan to increase the aggregate number of shares reserved for issuance thereunder from 1,000,000 to 1,400,000;

3. To consider and act upon a proposal to amend the Company’s 2000 Performance Equity Plan to allow for awards of shares of restricted stock, deferred stock, stock appreciation rights, other awards valued or based upon common stock and short-term cash incentive awards; and

4. To transact such other business as may properly come before the meeting and any adjournment(s) thereof.

      The Board of Directors has fixed the close of business on March 8, 2004 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Company’s Annual Meeting of Stockholders (the “Meeting”). Only stockholders of record at the close of business on this date will be entitled to notice of, and to vote at, the Meeting and any adjournment(s) thereof.

By Order of the Board of Directors

Richard J. Thompson
Secretary

March 16, 2004

      YOU ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE POSTAGE PREPAID ENVELOPE WHICH HAS BEEN PROVIDED, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. THE PROXY MAY BE REVOKED BY YOU AT ANY TIME PRIOR TO ITS EXERCISE, AND IF YOU ARE PRESENT AT THE MEETING YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT THAT TIME AND EXERCISE YOUR RIGHT TO VOTE YOUR SHARES IN PERSON.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
AUDIT COMMITTEE REPORT
EXECUTIVE COMPENSATION
COMPENSATION AND STOCK OPTION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
PROPOSAL II: APPROVAL AND ADOPTION OF AN AMENDMENT TO THE 1990 OUTSIDE DIRECTORS’ STOCK OPTION PLAN
PROPOSAL III: APPROVAL AND ADOPTION OF AN AMENDMENT AND RESTATEMENT TO THE 2000 PERFORMANCE EQUITY PLAN
SECURITY OWNERSHIP
CUMULATIVE TOTAL RETURN
INDEPENDENT AUDITORS
SUBMISSION OF STOCKHOLDER PROPOSALS

PROXY STATEMENT

ARTESYN TECHNOLOGIES, INC.

7900 Glades Road, Suite 500
Boca Raton, Florida 33434

Annual Meeting of Stockholders

To Be Held On Thursday, May 6, 2004

GENERAL INFORMATION

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Artesyn Technologies, Inc., a Florida corporation (the “Company”), to be voted at the Company’s 2004 Annual Meeting of Stockholders (the “Meeting”) and at any adjournment(s) thereof for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The Meeting is to be held on Thursday, May 6, 2004, at the Radisson Suite Hotel Boca Raton, 7920 Glades Road, the Mako Room, Boca Raton, Florida 33434, at 10:00 A.M., local time.

      The principal executive offices of the Company are located at 7900 Glades Road, Suite 500, Boca Raton, Florida 33434 (telephone no.: 561-451-1000). The enclosed proxy card and this Proxy Statement are being sent to stockholders of the Company on or about March 19, 2004.

Quorum; Votes Required

      Proxies in the form enclosed with this Proxy Statement are being solicited by, and on behalf of, the Company’s Board of Directors (the “Board of Directors”). The Board of Directors has designated the persons named in the enclosed proxy card as proxies. If a quorum, consisting of a majority of the outstanding shares of the Company’s common stock, $.01 par value per share (the “Common Stock”), is present at the Meeting, in person or by proxy, (i) the nominees for director will be elected by the affirmative vote of a plurality of the shares cast on such matter at the Meeting; (ii) the proposal to approve and adopt the amendment to the Company’s 1990 Outside Directors’ Stock Option Plan (the “Outside Directors’ Plan”) to increase the authorized number of options (and the shares of Common Stock issuable upon the exercise thereof) which may be granted thereunder and (iii) the proposal to approve and adopt the amendment to the Company’s 2000 Performance Equity Plan (the “2000 Plan”) to allow for awards of shares of restricted stock, deferred stock, stock appreciation rights, other awards valued or based upon common stock and short-term cash incentive awards, may be approved upon the favorable vote of the holders of at least a majority of the total number of shares of Common Stock cast on such matter at the meeting. All other matters to come properly before the Meeting shall, subject to applicable law, be approved if the number of votes cast in favor of the matter at the Meeting exceeds the number of votes cast at the Meeting opposing the matter.

      Brokers who hold shares for the accounts of their clients may vote such shares either as directed by their clients or in their own discretion if permitted by the stock exchange or other organization of which they are members. Members of the New York Stock Exchange are permitted to vote their clients’ shares in their own discretion as to the election of directors and certain other “routine” matters if the clients have not furnished voting instructions prior to the Meeting. Certain proposals are “non-discretionary”; brokers who have received no instructions from their clients do not have discretion to vote on those proposals. When a broker votes a client’s shares on some but not all of the proposals at a meeting, the missing votes are referred to as “broker non-votes.” Those shares will be included in determining the presence of a quorum at the Meeting, but are not considered “present” for purposes of voting on the non-discretionary proposals.

      Shares represented by properly executed proxies received by the Company will be voted at the Meeting in the manner specified therein or, if no specification is made, will be voted (i) “FOR” the election of all the nominees for director named herein, (ii) “FOR” the proposal to amend the Company’s 1990 Outside Directors’ Stock Option Plan and (iii) “FOR” the proposal to amend the Company’s 2000 Performance Equity Plan. In the event that any other matters are properly presented at the Meeting for action, the persons named in the proxy will vote the proxies (which confer authority upon them to vote on any such matters) in accordance with their judgment.

Revocation and Solicitation

      A record stockholder may revoke any proxy given pursuant to this solicitation at any time before it is exercised by written notification delivered to the Secretary of the Company, by voting in person at the Meeting or by executing another proxy bearing a later date. Attendance by a stockholder at the Meeting does not alone serve to revoke his or her proxy. The costs of soliciting proxies will be borne by the Company. The solicitation of proxies will be made primarily by mail, but, in addition, may be made by directors, officers and employees of the Company, personally or by telephone, facsimile or other means of communication. Such directors, officers and employees will not be additionally compensated, but they may be reimbursed for reasonable out-of-pocket expenses, in connection with such solicitations. The Company will reimburse brokers, custodians, nominees and fiduciaries for their out-of-pocket and clerical expenses in transmitting proxies and related materials to beneficial owners. The Company has retained Morrow & Company to assist it in the distribution and solicitation of proxies. The Company has agreed to pay this firm $8,500 plus reasonable out-of-pocket expenses, for proxy solicitation services.

Annual Report

      The Company’s Form 10-K and Annual Report to Stockholders for the fiscal year ended December 26, 2003 (“fiscal year 2003”), which contain the Company’s audited financial statements for fiscal year 2003, are being mailed with this Proxy Statement to all persons who were stockholders as of the close of business on March 8, 2004.

Record Date; Outstanding Shares

      The Board of Directors has fixed the close of business on March 8, 2004 as the record date for the determination of stockholders of the Company who are entitled to receive notice of, and to vote at, the Meeting. At the close of business on that date, an aggregate of 38,923,601 shares of Common Stock were issued and outstanding, each of which is entitled to one vote on each matter to be voted upon at the Meeting. The Company’s stockholders do not have cumulative voting rights. The Company has no other class of voting securities entitled to vote at the Meeting.

PROPOSAL I:     ELECTION OF DIRECTORS

      The entire Board of Directors is to be elected at the Meeting. The Company’s by-laws provide that the maximum number of directors is 12, with the exact number to be fixed by the Board of Directors. The Board of Directors presently consists of 10 members. All of the nominees listed below have consented to being named in this Proxy Statement and to serving as directors of the Company if elected. All of the nominees are currently directors of the Company and were elected by the stockholders at the Company’s annual meeting of stockholders held in 2003. Messrs. Schmidt, Steel and Matthews initially became directors of the Company in connection with the merger of the Company and Zytec Corporation (“Zytec”) in 1997. Messrs. Schmidt, Steel and Matthews currently have the right to designate up to three individuals to be nominated for election to the Board of Directors. Such designees are included in the slate of nominees for election to the Board of Directors set forth below.

      Proxies in the accompanying form will be voted at the Meeting in favor of the election of each of the nominees listed on the accompanying proxy card, unless authority to do so is withheld as to an individual nominee or nominees or all nominees as a group. Proxies cannot be voted for a greater number of persons than the number of nominees named. Directors will be elected by a plurality of the votes cast therefore by the stockholders (assuming a quorum exists). In the unexpected event that any nominee should become unable to, or for good reason will not, serve as a director, it is intended that proxies will be voted for the election of substitute nominee(s).

      Set forth below is certain information with respect to each nominee for election as a director of the Company at the Meeting (based solely upon information furnished by the nominees). The Board of Directors has determined that eight out of ten of the nominees—Messrs. Croft, Matthews, O’Reilly, Sager, Sapp, Schmidt, Solomon and Steel—satisfy The NASDAQ Stock Market’s independence requirements.

	Age	Year of First	Principal Occupations
	(As of March	Election as a	during Past Five Years;
Name	8, 2004)	Director	Other Directorships

Edward S. Croft, III(1)(2)	61	1980	Since August 1996, Managing Director of Croft & Bender LLC, a private investment banking firm; from April 1996 to August 1996, President of Croft & Co., a financial advisory firm; for more than five years prior to April 1996, Managing Director of The Robinson-Humphrey Company, Inc., an investment banking firm.

Lawrence J. Matthews(1)	75	1997	For more than the past five years, a retired executive. From January 1999 to June 2000, Acting President and Chief Executive Officer of Veritec, Inc., a seller of microprocessor-based encoding and decoding systems products. In October 1995, an involuntary Chapter 7 petition under the United States Bankruptcy Code was filed against Veritec, Inc. This filing was subsequently converted to a Chapter 11 petition. Veritec emerged from bankruptcy in October 1999. Currently a director of Veritec, Inc. and Sorrento Networks Corporation, a supplier of end-to-end, intelligent optical networking solutions. Before the merger of the Company and Zytec, Mr. Matthews was a director of Zytec.

Joseph M. O’Donnell(4)	57	1994	Chairman of the Board of the Directors since May 2003, Co-Chairman from December 1997 to May 2003 and Chairman from February 1997 to December 1997; since July 1994, Chief Executive Officer and President of the Company.

Stephen A. Ollendorff(4)	65	1984	Practicing attorney for more than the past five years; since February 1999, Of Counsel to Kirkpatrick & Lockhart LLP; for more than the past five years, Chairman, Chief Executive Officer and a director of Acorn Holding Corp., a holding company.

Phillip A. O’Reilly(1)(2)(3)	77	1988	For more than the past five years, a retired executive.

Bert Sager(1)(2)(3)	78	1968	Practicing attorney for more than the past five years; director of Acorn Holding Corp., a holding company.

	Age	Year of First	Principal Occupations
	(As of March	Election as a	during Past Five Years;
Name	8, 2004)	Director	Other Directorships

A. Eugene Sapp, Jr.(1)(3)	67	1997	Since December 2002, retired executive. From December 2001 to December 2002, Co- Chairman and a director of Sanmina-SCI Corporation (the surviving corporation of the merger of SCI Systems, Inc. with a wholly-owned subsidiary of Sanmina Corporation); director of Sanmina-SCI Corporation; from 1994 until 1999, President and Chief Operating Officer of SCI Systems, Inc.; from July 1999 to July 2000, Chief Executive Officer of SCI Systems, Inc.; and from July 2000 until the merger in December 2001, Chairman and Chief Executive Officer of SCI Systems, Inc.

Ronald D. Schmidt(3)(4)	67	1997	Co-Chairman of the Board of Directors of the Company from December 1997 until May 2003; from January 1984 to December 1997, an executive officer (including Chairman of the Board of Directors and Chief Executive Officer) and a director of Zytec.

Lewis Solomon(1)(2)(3)(4)	70	1995	Designated as the Lead Independent Director by the Board of Directors since January 2003. Since October 1999, Chief Executive Officer of Broadband Services, Inc., which provides logistic and technical services to the cable television, DBS, fixed wireless and telecommunication industries; from August 1990 to October 1999, Chairman of G&L of Syosset, Inc., a financial consulting firm; director of Anadigics, Inc., a manufacturer of gallium arsenide semiconductors; director of Terayon Communications, Inc., a manufacturer of cable and wireless modems; and director of Harmonic, Inc., a designer, manufacturer and marketer of digital and fiber optic systems.

John M. Steel	59	1997	Since July 2000, a retired executive; from December 1997 until July 2000, Vice President of the Company; from January 1984 to December 1997, executive officer and director of Zytec.

(1)	Member of the Audit Committee.

(2)	Member of the Compensation and Stock Option Committee.

(3)	Member of the Governance and Nominating Committee.

(4)	Member of the Executive Committee.

      The Board of Directors unanimously recommends a vote “FOR” the re-election of all of the 10 nominees named above as directors of the Company.

Board of Directors and Committees of the Board

      The Board of Directors met five times during fiscal year 2003. During fiscal year 2003, no director attended fewer than 75% of the total number of meetings of the Board of Directors and of the committee(s), if any, of the Board of Directors on which he served. The Company encourages all incumbent directors and director nominees to attend each annual meeting of the Company’s stockholders. All incumbent directors attended the Company’s last annual meeting of stockholders held on May 8, 2003.

      To promote the effective functioning of the Board of Directors and its committees, to promote the interests of stockholders, and to ensure a common set of expectations as to how the Board of Directors, its committees, individual directors and management should perform their functions, the Board of Directors adopted the Artesyn Technologies, Inc. Corporate Governance Guidelines on January 29, 2004. The Corporate Governance Guidelines address, among other things, Board of Directors’ responsibilities, committees of the Board of Directors, executive sessions of independent directors, selection of nominees for directors of the Company, expectations for directors and the annual self-evaluation of the Board of Directors and its committees. The Corporate Governance Guidelines are posted on the Company’s website at www.artesyn.com.

      The Board of Directors has established four standing committees, consisting of an Audit Committee, a Compensation and Stock Option Committee, a Governance and Nominating Committee and an Executive Committee. The following describes the current functions of each committee.

      The Audit Committee is composed of Messrs. Sapp (Chairman), Croft, Matthews, O’Reilly, Sager and Solomon. The Board of Directors has determined that each of the Audit Committee members meet the current independence and experience requirements of The NASDAQ Stock Market and the applicable rules and regulations of the Securities and Exchange Commission (the “SEC”). The Board of Directors has determined that Mr. Croft satisfies the requirements of an “audit committee financial expert.” The Audit Committee, which held eight meetings during fiscal year 2003, reviews the internal and external audit functions of the Company and makes recommendations to the Board of Directors with respect to these functions. It has primary responsibility for the formulation and development of the auditing policies and procedures of the Company and for making recommendations to the Board of Directors with respect to the selection of the Company’s independent auditing firm. The Audit Committee also (i) reviews the results of the annual audit with management and the Company’s independent auditing firm, (ii) reviews the results of any internal audit reports, (iii) reviews the financial statements and management’s discussion and analysis contained in the Company’s annual report to stockholders with management and the Company’s independent auditing firm, and reports the results of the annual audit to the Board of Directors, recommending whether or not the audited financial statements should be included in the Company’s annual report on Form 10-K, (iv) reviews with the Company’s independent auditing firm the Company’s interim financial results to be included in the Company’s quarterly reports to be filed with the SEC, (v) reviews with financial management and the Company’s independent auditing firm significant financial reporting issues and practices, and any changes in accounting principles and disclosure practices, (vi) reviews the proposed scope of the annual audit and approves the fees to be paid in connection with the annual audit and related matters, (vii) reviews the adequacy and effectiveness of the accounting and internal and financial controls of the Company with the independent auditors and the Company’s financial and accounting staff, (viii) inquires of management, the internal auditor and the Company’s independent auditing firm about significant risks or exposures and assesses the steps management has taken to minimize such risks to the Company, (ix) reviews and approves transactions between the Company and its directors, officers and affiliates, (x) establishes, reviews and revises procedures for the treatment of complaints regarding accounting issues, accounting controls and audit-related matters, (xi) reviews annually the adequacy of the Audit Committee Charter and the functions and independence of the Audit Committee, (xii) reviews, approves and monitors the Company’s Code of Ethics and policy statements to determine the adequacy of such rules in connection with applicable laws, (xiii) reviews the attestations by senior officers pursuant to the Sarbanes-Oxley Act of 2002 on full financial disclosure, internal controls and fraud, and discusses with management the basis for such conclusions and (xiv) reviews reports received from regulators and other legal and regulatory matters that may have a material effect on the Company’s financial statements and related Company compliance procedures. The Company’s Audit Committee Charter, a copy of which is attached to this Proxy Statement as Appendix A and is posted on the Company’s website at www.artesyn.com, governs the Audit Committee.

      The Compensation and Stock Option Committee (the “Compensation Committee”) consists of Messrs. O’Reilly (Chairman), Croft, Sager and Solomon, all of whom the Board of Directors has determined meet the independence requirements of The NASDAQ Stock Market. The Compensation Committee, which held seven meetings during fiscal year 2003, reviews and sets the compensation of the Company’s Chief Executive Officer and reviews and makes recommendations to the Board of Directors with respect to the compensation of other corporate officers and key employees. The Compensation Committee has primary responsibility for the administration of the Company’s 2000 Performance Equity Plan, including the granting of options thereunder, and administers the Company’s 1990 Performance Equity Plan. The Company’s Compensation and Stock Option Committee Charter is posted on the Company’s website at www.artesyn.com.

      The Governance and Nominating Committee (the “Nominating Committee”) consists of Messrs. Solomon (Chairman), O’Reilly, Sager, Sapp and Schmidt, all of whom the Board of Directors of the Company has determined meet the independence requirements of The NASDAQ Stock Market. The Nominating Committee, which held one meeting during fiscal year 2003, recommends nominees to fill vacancies on the Board of Directors and considers responsible recommendations by the Company’s stockholders of candidates to be nominated as directors of the Company. The Nominating Committee met in early 2004 and considered and recommended the 10 nominees named in this Proxy Statement to the Board of Directors. The Company’s Governance and Nominating Committee Charter is posted on the Company’s website at www.artesyn.com.

      Under the Company’s Corporate Governance Guidelines and the Governance and Nominating Committee Charter, the Nominating Committee is responsible for identifying and recommending to the Board of Directors qualified candidates for directors, based primarily on the following criteria:

•	judgment, character, expertise, skills and knowledge useful to the oversight of the Company’s business,

•	diversity of viewpoints, backgrounds, experiences and other demographics,

•	business or other relevant experience, and

•	the extent to which the interplay of the candidate’s expertise, skills, knowledge and experience with that of other directors will build a Board of Directors that is effective, collegial and responsive to the needs of the Company.

      When considering candidates for election to the Board of Directors, the Nominating Committee considers the entirety of each candidate’s credentials and does not have any specific minimum qualifications that must be met in order for a candidate to be recommended as a nominee. However, the Nominating Committee does believe that all members of the Board of Directors should have (i) the highest character and integrity, (ii) sound business judgment and an inquiring mind as well as expertise that adds to the composition of the Board of Directors, (iii) professional experience, education and interest in, and capacity for understanding the complexities of, the operation of the Company, (iv) a reputation for working constructively with others, (v) sufficient time to devote to Board of Directors’ matters and (vi) no conflict of interest that would interfere with performance as a director.

      The Nominating Committee will consider candidates for the Board of Directors from any reasonable source, including stockholder recommendations. The Nominating Committee has the authority under its charter to hire and pay a fee to consultants or search firms to assist in the process of identifying and evaluating candidates. No such consultants or search firms have been used in connection with this year’s election and, accordingly, no fees have been paid to consultants or search firms in the past fiscal year.

      Although there are no formal procedures for stockholders to nominate persons to serve as directors, stockholders wishing to submit nominations should notify the Company at its principal executive offices located at 7900 Glades Road, Suite 500, Boca Raton, Florida 33434. To be considered by the Nominating Committee, nominations must be in writing and addressed to the Secretary of the Company and must be received by the Company on or before the deadline for the receipt of stockholder proposals. See “Submission of Stockholder Proposals.” A brief biographical sketch, a document indicating the candidate’s willingness to serve if elected and evidence of the nominating person’s ownership of Company stock must also be submitted. The Nominating Committee evaluates each candidate, including incumbents, based on the same criteria.

      The Executive Committee consists of Messrs. O’Donnell (Chairman), Ollendorff, Schmidt and Solomon. The Executive Committee, which held one meeting during fiscal year 2003, was established by the Board of Directors in October 1997. The purpose of this committee is to exercise all the powers and authority of the full Board of Directors in the management of the Company except as may be limited by the Florida Business Corporation Act or other applicable law.

Executive Sessions

      Executive sessions of independent directors were held four times in fiscal year 2003. The sessions are scheduled and chaired by Lewis Solomon, the Lead Independent Director of the Board of Directors.

Code of Business Conduct and Ethics

      The Company has adopted the Artesyn Technologies, Inc. Code of Business Conduct and Ethics, a code of ethics that applies to all of the Company’s directors, officers and employees, including the Company’s Chief Executive Office, Chief Financial Officer, Treasurer, Corporate Controller and other finance organization employees. The Code of Business Conduct and Ethics is publicly available on our website at www.artesyn.com. Any substantive amendments to the Code of Business Conduct and Ethics or grant of any waiver from a provision of the Code of Business Conduct and Ethics to the Chief Executive Officer, the Chief Financial Officer, the Treasurer or the Corporate Controller will be disclosed on the Company’s website or in a report on Form 8-K.

Compensation Committee Interlocks and Insider Participation

      None of the Compensation and Stock Option Committee members are, or were ever, executive officers or employees of the Company. During the last fiscal year, none of the executive officers of the Company served on the board of directors or on the compensation committee of any other entity, any of whose executive officers served on the Board of Directors.

Compensation of Directors

      In the fiscal year 2003, directors who were not employees of the Company (“Outside Directors”) were compensated for their services by payment of an annual fee of $24,000 plus $1,500 per day for each Board of Directors’ meeting attended, $750 for each telephonic Board of Directors’ meeting attended and $1,000 per day for each committee meeting attended (and an additional $250 per day for each committee meeting at which such person acted as chairman) with a maximum payment of $3,500 per day for attendance at meetings of the Board of Directors and committees and acting as chairman at meetings of committees of the Board of Directors.

      In January 2004, after a review of compensation for Outside Directors by the Compensation Committee, the Board of Directors approved an increase in Outside Director compensation. Effective January 2004, Outside Directors receive an annual fee of $36,000 plus $2,000 per day for each Board of Directors’ meeting attended, $1,000 for each telephonic Board of Directors’ meeting attended, $1,000 per day for each committee meeting attended and $750 per day for each telephonic committee meeting attended. In addition, the chairman of the Audit Committee receives an additional annual fee of $15,000, and the chairmen of the other committees (excluding the Executive Committee) each receive an additional annual fee of $10,000.

      Outside Directors are also entitled to participate in the 1990 Outside Directors’ Stock Option Plan. Pursuant to the terms of that plan, each time an Outside Director is elected or re-elected by the stockholders of the Company to serve as a member of the Board of Directors, he or she is granted options to purchase 10,000 shares of Common Stock, exercisable for a period of ten years with an exercise price per share equal to the fair market value of a share of Common Stock on the date of the option grant. Each Outside Director must qualify for the grant by owning a prescribed amount of Common Stock on the date of the option grant or on the date of a prior grant under the plan (provided he or she continues to hold at least the number of shares held on the date of the prior grant). Because of the limited number of options presently remaining available for grants under the Outside Directors’ Plan, the Board of Directors is seeking stockholder approval at the Meeting to increase the number of options available for grants under the plan. See “Proposal II: Approval and Adoption of an Amendment to the 1990 Outside Directors’ Stock Option Plan.”

      Additionally, an Outside Director who had served as a director prior to August 15, 1996, and serves as a director for five or more years, is entitled to receive certain annual benefits under the Company’s Outside Directors’ Retirement Plan. The annual benefits commence on the later of such Outside Director’s retirement from the Board of Directors or attainment of age 70 and continue for a number of years equal to the number of years the Outside Director served on the Board of Directors. Effective January 1, 2000, the base amount of the retirement benefit is $24,000, adjusted pursuant to a cost of living index to each Outside Director’s particular retirement date. As adjusted, the retirement benefit would currently be approximately $27,000. Once a director has begun to receive the benefits as so adjusted, no further adjustments will be made for the remainder of the period of time such Outside Director receives the benefit.

Stockholder Communications with the Board of Directors

      The Company does not have a formal policy by which stockholders may communicate directly with directors, but any stockholder who wishes to send communications to the Board of Directors should deliver such communications to the attention of the Secretary of the Company at the principal executive offices of the Company located at 7900 Glades Road, Suite 500, Boca Raton, Florida 33434. The Secretary is responsible for relaying to the Board of directors all stockholder communications he receives that are addressed to the Board of Directors.

AUDIT COMMITTEE REPORT

      The primary purpose of the Audit Committee is to assist the Board of Directors in its general oversight of (i) the Company’s financial reporting process, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the independent auditors’ qualifications and independence and (iv) risk assessment and risk management. The Audit Committee’s function is more fully described in the Company’s Audit Committee Charter, a copy of which is attached to this Proxy Statement as Appendix A.

      The Company’s management is responsible for the Company’s internal controls and the financial reporting process. The Company’s independent auditor is responsible for performing an independent audit of the Company’s consolidated financial statements and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles.

      In this context, the Audit Committee reviewed and discussed the audited financial statements with both the Company’s management and Ernst & Young LLP, the Company’s independent auditor for fiscal year 2003. Specifically, the Audit Committee has discussed with Ernst & Young LLP matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380).

      The Audit Committee received from Ernst & Young LLP the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with Ernst & Young LLP the issue of its independence from the Company.

      The Audit Committee has considered whether the provision of non-audit services by Ernst & Young LLP was compatible with maintaining its independence and has determined that the nature and substance of the non-audit services did not impair the status of Ernst & Young LLP as the Company’s independent auditors.

      Based on the Audit Committee’s review of the audited financial statements and its discussions with both the Company’s management and Ernst & Young LLP noted above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 26, 2003.

AUDIT COMMITTEE:

A. Eugene Sapp (Chairman)
Edward S. Croft, III
Lawrence J. Matthews
Phillip A. O’Reilly
Bert Sager
Lewis Solomon

Executive Officers

      The following table sets forth the executive officers and key employees of the Company and their respective positions.

	Age (As of
Name	March 8, 2004)	Position(s) with the Company

Kenneth E. Blake	49	President — Marketing and Standard Products Group
Ewald Braith	40	President — Communications Infrastructure Group
D. Harvey Dewan	64	President — Global Manufacturing
Richard F. Gerrity	48	Corporate Treasurer
Scott McCowan	52	President — Communications Products
Joseph M. O’Donnell	57	Chairman of the Board of Directors; President and Chief Executive Officer
Richard J. Thompson	54	Vice President — Finance; Chief Financial Officer and Secretary
Norman C. Wussow	58	President — Enterprise Computing Group

      Kenneth E. Blake has been President — Marketing and Standard Products Group since August 2000. From February 1999 through August 2000, Mr. Blake was Vice President — Sales and Marketing for Arcom, Inc., a provider of design and installation services for network systems. For more than five years prior to February 1999, Mr. Blake was Vice President — Sales of the Company.

      Ewald Braith has been President — Communications Infrastructure Group since January 2002. From January 2000 through December 2001, Mr. Braith served as Vice President — Engineering for the Company’s Global Wireless and Communications Infrastructure divisions. From January 1998 through December 1999, he was European Engineering Operations Manager for the Company. Mr. Braith joined Zytec in 1991 and held various engineering positions, most recently Engineering Manager of Zytec Hungary, until December 1997 when Zytec was merged into the Company.

      D. Harvey Dewan has been President of Global Manufacturing since January 2000. From December 1997 to December 1999, Mr. Dewan served as President of the Company’s North American and Asian Manufacturing divisions. From February to December 1997, Mr. Dewan was Vice President of Operations for the Company.

      Richard F. Gerrity was appointed Corporate Treasurer in July 2000. From April 1996 to July 2000, Mr. Gerrity served as Director of Treasury at Hadco Corporation, a manufacturer of electronic components for the technology industry.

      Scott McCowan has been President of Communications Products since February 2004. From 1994 to 1998 Mr. McCowan was Vice President of Marketing, and then from 1998 to February 2004, Vice President — Sales and Support for Communications Products.

      Joseph M. O’Donnell was appointed Chairman of the Board of Directors in February 1997 and as Co-Chairman of the Board of Directors following the merger of Zytec into the Company. He was again appointed Chairman in May 2003. Mr. O’Donnell has served as President and Chief Executive Officer of the Company since July 1994.

      Richard J. Thompson has served as Vice President — Finance, Chief Financial Officer and Secretary of the Company since June 1990.

      Norman C. Wussow was appointed to the position of President — Enterprise Computing Group in June 2001. From June 1999 through June 2001, Mr. Wussow served as President of the Company’s North America-Commercial division. From January 1998 through June 1999, Mr. Wussow served as Vice President — Custom Engineering of North America’s Commercial division. Mr. Wussow joined Zytec in 1993 and held various engineering positions, most recently Vice President — Engineering until December 1997, when Zytec was merged into the Company.

EXECUTIVE COMPENSATION

Summary Compensation Table

      The following table sets forth compensation earned for the fiscal years ended December 26, 2003 (“fiscal year 2003”), December 27, 2002 (“fiscal year 2002”), and December 28, 2001 (“fiscal year 2001”) by the Chief Executive Officer and by the other four most highly compensated executive officers of the Company serving in such capacity at the end of fiscal year 2003 (the “Named Executives”).

						Long-Term
		Annual Compensation				Compensation

					Other Annual	Securities
	Fiscal				Compensation	Underlying	All Other
Name and Position(s)	Year	Salary ($)	Bonus ($)(1)		($)(2)	Options(3)	Compensation ($)

Joseph M. O’Donnell	2003	560,000	555,555		-0-	175,000	33,500	(5)
Chairman, Chief Executive	2002	560,055	254,800	(4)	-0-	310,000 (4)	28,000	(5)
Officer and President	2001	559,854	-0-		-0-	170,000	32,600	(5)

Richard J. Thompson	2003	300,000	144,585		-0-	80,000	13,500	(7)
Vice President—Finance,	2002	300,000	458,000	(6)	-0-	130,000	15,846	(7)
Chief Financial Officer and	2001	292,191	-0-		-0-	105,000	14,946	(7)
Secretary

Robert J. Aebli(8)	2003	240,000	220,356	(9)	-0-	-0-	16,395	(10)
President—Communications	2002	240,000	210,400	(9)	-0-	20,000	20,645	(10)
Products	2001	227,146	-0-		-0-	35,000	22,685	(10)

Kenneth E. Blake	2003	250,000	149,899		-0-	40,000	13,515	(11)
President—Marketing and	2002	250,000	137,500		-0-	40,000	13,407	(11)
Standard Products Group	2001	247,531	-0-		-0-	40,000	8,065	(11)

Norman C. Wussow	2003	230,000	137,908		-0-	30,000	14,502	(12)
President—Enterprise	2002	225,576	126,500		-0-	40,000	15,689	(12)
Computing Group	2001	223,776	-0-		-0-	40,000	15,824	(12)

(1)	Includes annual amounts awarded to the Named Executives under the Company’s Executive Incentive Plan. The Compensation Committee set plan goals for fiscal year 2003 designed to reward Company performance in key metrics — EBITDA, revenue and cash generation — as compared to fiscal year 2002 and as compared to certain other “peer group” companies. Based on the Company’s results of operations in 2003, bonuses were paid to 56 plan participants for the achievement of plan targets. See “Compensation and Stock Option Committee Report on Executive Compensation.”

(2)	Includes only those perquisites that are, in the aggregate, greater than or equal to the lesser of $50,000 or 10% of annual salary and bonus.

(3)	Represents options awarded under the Company’s stock option plans.

(4)	Based on the formulas set forth in the Company’s 2002 Executive Incentive Plan, as approved by the Compensation Committee, Mr. O’Donnell earned a total bonus of $509,600. Upon the voluntary election of Mr. O’Donnell and with concurrence of the Compensation Committee, payment of the total earned bonus was 50% in cash and, in lieu of the remaining 50%, Mr. O’Donnell received an option grant to purchase 75,000 shares of Common Stock, which was granted at the current fair market value on March 10, 2003 of $3.20 per share. The cash portion was subject to Mr. O’Donnell’s continued employment and was paid in four quarterly installments beginning in the second quarter of 2003 through the first quarter of 2004.

(5)	Includes insurance premiums paid by the Company in the amounts of $20,000, $14,500 and $20,000 with respect to two life insurance policies for the benefit of Mr. O’Donnell, including a whole-life policy and a hybrid policy in fiscal years 2003, 2002 and 2001, respectively. Also includes $7,500, $7,500 and $7,500 in premiums paid by the Company with respect to health insurance for the benefit of

Mr. O’Donnell and contributions of $6,000, $6,000 and $5,100 to the Company’s 401(k) plan in fiscal years 2003, 2002 and 2001, respectively.

(6)	Includes a special, one-time incentive payment of $331,000 for the successful implementation of a corporate refinancing completed in January 2002.

(7)	Includes contributions in the amounts of $6,000, $6,000 and $5,100 by the Company to its 401(k) plan for the benefit of Mr. Thompson and insurance premiums in the amounts of $7,500, $9,846, and $9,846 paid by the Company with respect to term life insurance and health insurance for the benefit of Mr. Thompson in fiscal years 2003, 2002 and 2001, respectively.

(8)	Mr. Aebli retired from the Company effective February 9, 2004.

(9)	Includes special retention incentive payments in the amount of $100,000 per year for Mr. Aebli’s continued employment through the end of fiscal years 2002 and 2003.

(10)	Includes contributions in the amounts of $6,000, $5,500 and $5,100 by the Company to its 401(k) plan for the benefit of Mr. Aebli and insurance premiums in the amounts of $10,395, $15,145 and $17,585 paid by the Company with respect to term life insurance and health insurance for the benefit of Mr. Aebli in fiscal years 2003, 2002 and 2001, respectively.

(11)	Includes contributions in the amount of $6,000 and 5,500 by the Company to its 401(k) plan for the benefit of Mr. Blake in the 2003 and 2002 fiscal years, and insurance premiums in the amounts of $7,515, $7,907 and $8,065 paid by the Company with respect to term life insurance and health insurance for the benefit of Mr. Blake in fiscal years 2003, 2002 and 2001, respectively.

(12)	Includes contributions in the amounts of $6,000, $6,000 and $5,100 by the Company to its 401(k) plan for the benefit of Mr. Wussow and insurance premiums in the amounts of $8,502, $9,689 and $10,724 paid by the Company with respect to term life insurance and health insurance for the benefit of Mr. Wussow in fiscal years 2003, 2002 and 2001, respectively.

Stock Option Grants In Last Fiscal Year

      The following table sets forth certain information concerning stock options granted to the Named Executives in fiscal year 2003.

		Percentage of
	Number of	Total Options
	Securities	Granted to
	Underlying	Employees in		Expiration	Grant Date
	Options	Fiscal Year	Exercise Price	Date of	Present Value
Name	Granted	(%)(1)	Per Share ($)	Options	($)(2)

Joseph M. O’Donnell	75,000	8.2%	$3.20	3/10/08	$146,269
	100,000	10.9%	6.97	7/23/08	441,680

	175,000	19.1%			$587,949

Richard J. Thompson	65,000	7.1%	$6.97	7/23/08	$287,092
	15,000	1.6%	7.95	10/22/08	73,397

	80,000	8.7%			$360,489

Robert J. Aebli	—	—	—	—	—

Kenneth E. Blake	40,000	4.4%	$6.97	7/23/08	$176,672

Norman C. Wussow	30,000	3.3%	$6.97	7/23/08	$132,504

(1)	Represents the percentage of options granted to all employees of the company in fiscal year 2003.

(2)	Based upon the Black-Scholes option-pricing model adopted for use in valuing executive stock options. The actual value, if any, a Named Executive may realize will depend upon the excess of the market price of our common stock over the exercise price on the date the option is exercised. There is, therefore, no assurance that the value realized by a Named Executive will be at or near the value estimated by the Black-Scholes model. The estimated values under the model are based upon certain assumptions, which we believe are reasonable, such as a risk-free rate of return of 2.2%, stock price volatility of 94%, future dividend yield of 0% and expected life of 3.3 years. The values do not take into account certain features of the stock plans, which may affect such values, such as conditions of exercisability and non-transferability.

Options Exercised in Last Fiscal Year and Fiscal Year-End Option Values Table

      The following table sets forth certain information with respect to stock options exercised by the Named Executives in fiscal year 2003 and certain information with respect to exercisable and non-exercisable stock options held on December 26, 2003 by the Named Executives. The table also includes the value of “in-the-money” stock options, which represents the spread between the exercise price of the existing stock options and the year-end trading price of the Common Stock.

			Number of Securities
			Underlying Unexercised		Value of In-The-Money
			Options Held on		Options Held on
			December 26, 2003		December 26, 2003(1)($)
	Shares
	Acquired on	Value		Not		Not
Name	Exercise (#)	Realized ($)	Exercisable	Exercisable	Exercisable	Exercisable

Joseph M. O’Donnell	-0-	-0-	768,365	495,000	$1,333,977	$1,410,000
Richard J. Thompson	20,000	$115,675	341,312	262,500	61,200	435,300
Robert J. Aebli	15,000	87,300	110,429	17,500	72,200	54,400
Kenneth E. Blake	-0-	-0-	60,000	100,000	27,200	289,600
Norman C. Wussow	-0-	-0-	86,000	90,000	27,200	278,400

(1)	Based upon the closing price of the Common Stock on December 26, 2003 of $8.09.

Employment Arrangements

      The Compensation Committee approved an employment agreement, dated as of January 1, 2000, between the Company and Mr. O’Donnell (the “O’Donnell Agreement”). The O’Donnell Agreement provides that effective February 1, 2000, Mr. O’Donnell is to receive a base salary of $522,000 per year, which amount is subject to adjustment. Effective February 1, 2001, Mr. O’Donnell’s salary was increased to $560,000 and has remained unchanged since that time. In addition, the O’Donnell Agreement provides that Mr. O’Donnell is eligible to receive an incentive payment each year in an amount equal to up to a maximum of 182% of his base salary for such year. Mr. O’Donnell is also eligible for an annual grant of stock options in the discretion of the Compensation Committee awarded in accordance with the terms of any of the Company’s stock option plans, then in effect, at a price not less than 100% of the fair market value of the Common Stock on the date of grant. Mr. O’Donnell is also entitled to reimbursement of certain health, disability and life insurance benefits. The Company also has agreed to cause Mr. O’Donnell to be nominated as a director throughout the term of his employment. The O’Donnell Agreement’s initial term expired on December 31, 2000, but is renewable each successive year thereafter for an additional one-year term unless either party provides written notice of termination, which neither has provided.

      The Compensation Committee also approved an employment agreement between the Company and Richard J. Thompson, Vice President-Finance and Chief Financial Officer of the Company, dated as of January 1, 2000 (the “Thompson Agreement”). The Thompson Agreement provides that effective February 1, 2000, Mr. Thompson is to receive a base salary of $275,000 per year, which amount is subject to adjustment. Effective February 1, 2001, Mr. Thompson’s salary was increased to $300,000 and has remained unchanged since that time. In addition, the Thompson Agreement provides that Mr. Thompson is eligible to receive an incentive payment each year of employment in an amount equal to up to a maximum of 130% of his base salary for such year. Mr. Thompson is also eligible for an annual grant of stock options in the discretion of the Compensation Committee awarded in accordance with the terms of any of the Company’s stock option plans, then in effect, at a price not less than 100% of the fair market value of the Common Stock on the date of grant. Under the terms of the Thompson Agreement, Mr. Thompson is also entitled to reimbursement of certain health, disability and life insurance benefits. The Thompson Agreement’s initial term expired on

December 31, 2000, but is renewable each successive year thereafter for an additional one-year term unless either party provides written notice of termination, which neither has provided.

      Upon any event of earlier termination of either of the O’Donnell Agreement or the Thompson Agreement, each of Mr. O’Donnell and/or Mr. Thompson, as the case may be, is entitled to receive his respective base salary through the date of termination of the respective agreement. In the event of either of Mr. O’Donnell’s and/or Mr. Thompson’s death or “disability” (as defined in the respective employment agreement), each of Mr. O’Donnell and/or Mr. Thompson, as the case may be, is entitled to receive his respective base salary for an additional year from the date of termination plus the full incentive payment under the Company’s Executive Incentive Plan to which he would have been entitled if the termination of the respective agreement had occurred at the end of the calendar year during which such termination occurred (the “Full Incentive Payment”), except that payments of base salary for the additional year will be offset by certain company-sponsored insurance benefits payable during such period. In the event that either of Mr. O’Donnell’s or Mr. Thompson’s employment is terminated by the Company without “cause” (as defined in the respective employment agreement) or by either of Mr. O’Donnell or Mr. Thompson due to the Company’s “substantial breach” (as defined in the respective employment agreement), each of Mr. O’Donnell and/or Mr. Thompson, as the case may be, is entitled to receive his respective base salary plus the Full Incentive Payment through the date of termination plus an amount equal to two times his respective base salary and the Full Incentive Payment, payable over a 24-month period provided that the last 12 monthly payments shall not be made if either of Mr. O’Donnell or Mr. Thompson, as the case may be, is found to be in breach of certain non-disclosure, non-compete or non-solicitation agreements. Messrs. O’Donnell and Thompson are each also entitled to receive reimbursement of expenses of outplacement-related services up to $45,000. In the event of the Company’s termination of either of Mr. O’Donnell’s and/or Mr. Thompson’s employment, as the case may be, without “cause”, or termination of either agreement by Mr. O’Donnell or Mr. Thompson due to the Company’s “substantial breach” following a “change of control” (as defined in the respective employment agreement), each of Mr. O’Donnell and/or Mr. Thompson, as the case may be, is entitled to receive within 10 days from the date of termination (a) a lump-sum payment equal three times the sum of his respective base salary and the Full Incentive Payment and (b) an amount to cover certain excise taxes that may be incurred by Mr. O’Donnell and/or Mr. Thompson as a result of payment received by either of them following such “change of control.” In the event the Company does not renew either agreement, each of Mr. O’Donnell and/or Mr. Thompson, as the case may be, is generally entitled to receive his respective base salary and Full Incentive Pay for an additional two years from the date of termination.

      Certain options granted to the Named Executives become immediately exercisable in the event of a “change of control” and certain other options become immediately exercisable if a Named Executive’s employment is terminated within six months after a “change of control” of the Company pursuant to the terms of the stock option plan under which the options were granted.

COMPENSATION AND STOCK OPTION COMMITTEE

REPORT ON EXECUTIVE COMPENSATION

      The Compensation Committee of the Company’s Board of Directors is comprised of four individuals, each of whom the Board of Directors has determined meets the independence requirements of The NASDAQ Stock Market. The Compensation Committee is responsible for establishing the overall philosophy and strategy of the Company’s executive compensation program and overseeing the executive compensation plans developed to execute the Company’s compensation strategy.

The Company’s Executive Compensation Strategy

      The Company’s executive compensation program has been designed to promote stockholder interests and to:

•	Link key executives’ compensation to the Company’s strategic business objectives;

•	Promote human resources goals to attract, hire and retain quality talent;

•	Reward teamwork and individual performance for achieving annual business results;

•	Balance short and long-term considerations through compensation for achievement of annual goals that are consistent with long-term objectives; and

•	Provide motivation to key executives to excel by offering competitive incentive and total compensation.

      Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), imposes limits on deductibility for certain non-approved compensation to certain executives exceeding $1 million per year. Although, the Company considers the impact of this rule when developing and implementing the Company’s executive compensation programs, the Company believes that it is important to preserve flexibility in designing compensation programs. Accordingly, it is the Company’s intention to ensure that compensation paid to its executives is tax deductible under section 162(m) of the Code, however, the Company has not adopted a formal policy that all compensation must qualify and individual exceptions may occur.

Compensation of Executive Officers

      The Company’s executive compensation program includes two principal elements: annual cash compensation and long-term awards. In order to assess cash compensation and long-term awards, the Company uses survey data of comparable companies in its own and similar industries with comparable revenue levels. This evaluation also considers competitive data of the Company’s selected peer group included in the Stock Performance Graph set forth below.

      Annual cash compensation included both base salaries and annual incentive awards pursuant to the Company’s Executive Incentive Plan. Executives’ base salaries are evaluated each year based upon an assessment of market data of comparable companies and the Company’s financial results. Subject to the terms of any employment agreement, executives are eligible for adjustments in base salary based upon an assessment of individual performance and changes in principal job duties and responsibilities. Based on the Company’s performance, the Compensation Committee awarded no base salary increases to any Names Executive listed in the Summary Compensation Table in fiscal years 2002 or 2003.

      Annual incentive awards for executives are determined under the Company’s Executive Incentive Plan. Each executive participating in the plan has a targeted incentive award based on competitive practice that represents a stated percentage of the executive’s base salary. The performance of executives is evaluated based upon the achievement of corporate financial targets that vary each year depending upon the Compensation Committee’s assessment of the Company’s goals for that year as well as each financial goal’s relative importance to the Company. The aggregate amount of bonuses that may be paid pursuant to the Executive Incentive Plan is typically subject to a cap representing a percentage of net income, earnings and/or revenue. The financial targets for fiscal year 2003 were developed during the Company’s annual planning process at the beginning of the year. The Compensation Committee reviews and approves the targets each year based upon fairness, degree of difficulty and reasonableness.

      For fiscal year 2003, the Compensation Committee determined that the Company’s performance would be measured by the Company’s financial improvement from fiscal year 2002 and the Company’s performance vis-à-vis its peer companies. For internal performance, the Compensation Committee set three financial goals — revenue growth, profitability and cash flow improvement. To measure the Company’s performance relative to its industry peers, the Compensation Committee set performance targets that measured the Company’s improvement from fiscal year 2002 along three metrics — revenue, market capitalization and EBITDA — against peer group companies’ improvement on those metrics from fiscal year 2002. Each goal was independently measured and evaluated. Further, the Compensation Committee placed certain limits on the maximum aggregate incentive payments earnable under the plan formulas. These limits reduced the bonus payout for fiscal year 2003. The Compensation Committee strongly believes this capped, formula-driven plan provides appropriate incentive to plan participants while protecting the interests of stockholders.

      Long-term incentive compensation includes stock option grants under the 2000 Plan. The 2000 Plan permits the Company to grant non-qualified stock options to executives as well as other employees of the Company at an exercise price no less than the fair market value of the Common Stock on the date of grant.

The Compensation Committee believes that stock option grants and Common Stock ownership by the Company’s executives align the interests of executives with those of the Company’s stockholders. To encourage the Company’s executives to purchase and hold shares of the Company’s Common Stock independent of stock option grants, the Compensation Committee has adopted a policy pursuant to which it has indicated that it may, in its discretion, award additional stock options to executives based on the executive’s purchases of Common Stock above certain amounts.

      To align the interest of stockholders and employees, the options have typically vested based on stock price appreciation and time. The term of the stock option grant is 60 months from the date of grant and is exercisable as follows: (i) 50% vesting any time after the second anniversary of the date of grant if the closing price of a share of Common Stock equals or exceeds 115% of the exercise price per share for any 20 of 30 consecutive trading days after the date of such grant, (ii) 100% vesting any time after the third anniversary if the closing price of a share of Common Stock equals or exceeds 130% of the exercise price per share for any 20 of 30 consecutive trading days after the date of such grant and (iii) to the extent not previously exercisable, 100% after 58 months from the date of grant.

      Each year the Compensation Committee reviews and approves annual salaries, annual incentive awards, grants of long-term incentives and the performance targets and criteria established for both the annual and long-term incentive plans. In addition, the Compensation Committee reviews the performance of the Company and exercises the final authority in approving the payout of executive incentive awards. The Compensation Committee also regularly engages executive compensation consultants and uses compensation data for comparable companies to support its decisions.

      In the beginning of fiscal year 2003, the Compensation Committee reviewed and approved the financial targets to be included in the 2003 Executive Incentive Plan for the Chief Executive Officer and the Company’s other executive officers. Based upon the Compensation Committee’s review of the Company’s performance following the conclusion of the 2003 fiscal year, the Compensation Committee determined that four of the six financial targets were met or exceeded — profitability, cash flow improvement, market capitalization growth versus the Company’s selected peer group, and EBITDA improvement versus the Company’s selected peer group. One of the remaining targets was partially achieved (revenue growth) and the final target was not achieved (revenue growth versus the Company’s selected peer group). As a result, the incentive payments reflected in the Summary Compensation Table reflect only those objectives that were achieved. Based on the formula employed by the Compensation Committee, the incentive payments to all 56 plan participants for 2003 totaled $3.8 million, but because the Compensation Committee imposed a predetermined cap on incentive payouts under the Executive Incentive Program based a percentage of the Company’s EBITDA and revenue growth, the total awards were reduced to $3.2 million. Payments will be made to participants in four equal quarterly installments beginning April 2004, and individuals must be employed by the Company to be eligible for each quarterly distribution.

Determination of Compensation for the Chief Executive Officer

      Since fiscal year 2001, Mr. O’Donnell’s base salary has been $560,000 per year, and based on the Company’s performance in fiscal year 2003, the Compensation Committee, at this point, has not increased Mr. O’Donnell’s base salary in fiscal year 2004. Mr. O’Donnell participates alongside the Company’s other key employees in the Executive Incentive Program that is described above. For fiscal year 2003, based on the Company’s financial results and performance relative to its selected peer companies, the Company’s executives, including Mr. O’Donnell, earned incentive bonuses for achieving four out of six possible financial targets. Mr. O’Donnell’s total earned bonus under the Executive Incentive Plan for fiscal year 2003 was $555,555. With respect to long-term incentive compensation, in July 2003, the Company granted Mr. O’Donnell non-qualified stock options to purchase 100,000 shares of Common Stock under the 2000 Plan, at an exercise price of $6.97 per share. The term of the stock option grant is 60 months from the date of grant and is exercisable under the terms described above in Compensation of Executive Officers. In addition, Mr. O’Donnell received options to purchase 75,000 shares of Common Stock in March 2003, at an exercise price of $3.20 per share and with vesting terms as described above. These stock options were granted to

Mr. O’Donnell after he voluntarily elected to take stock options in lieu of one-half of the bonus he earned under the Company’s 2002 Executive Incentive Plan.

      Members of the Compensation and Stock Option Committee:

Phillip A. O’Reilly, Chairman Bert Sager Lewis Solomon Edward S. Croft, III

PROPOSAL II: APPROVAL AND ADOPTION OF AN AMENDMENT

TO THE 1990 OUTSIDE DIRECTORS’ STOCK OPTION PLAN

General

      In January 2004, the Board of Directors, adopted, subject to stockholder approval, an amendment to the 1990 Outside Directors’ Stock Option Plan (the “Plan Amendment”) providing for an increase in the authorized number of options (and the shares of Common Stock issuable upon exercise thereof) under the Outside Directors’ Plan from 1,000,000 to 1,400,000 shares.

      The following summary of the Outside Directors’ Plan, as amended by the proposed amendment, does not purport to be complete, and is subject to, and qualified in its entirety by, the full text of the proposed amended and restated Outside Directors’ Plan which is included as an attachment to the Company’s Form 14A filed with the SEC on March 12, 2004 and is available on the Company’s website at www.artesyn.com (under “Corporate Information — Investor Relations — SEC Filings”) or from the Company upon written request mailed to the principal executive offices of the Company located at 7900 Glades Road, Suite 500, Boca Raton, Florida 33434, Attention: Investor Relations.

      The purpose of the Outside Directors’ Plan is to advance the interests of the Company and its stockholders by affording eligible directors an opportunity to acquire or increase their ownership interests in the Company and thus encourage continued service and additional incentives to achieve the Company’s growth objectives.

Summary of the Outside Directors’ Plan

      The Company has, subject to approval of the Plan Amendment, reserved for issuance under the Outside Directors’ Plan 1,400,000 shares of Common Stock upon exercise of options granted or to be granted. Options granted under the Outside Directors’ Plan may only be granted to directors who are not employees of the Company or its subsidiaries (currently 9 directors). Such options do not qualify as incentive stock options within the meaning of Section 422 of the Code. Outside Directors are granted options to purchase 10,000 shares of Common Stock on the date each eligible director is initially elected to the Board of Directors and thereafter on the date on which the stockholders re-elect such director at succeeding annual meetings or any adjournments thereof or June 30th of each year, whichever is earlier to occur. All grants to Outside Directors are subject to such director owning on the date of a grant a number of shares of Common Stock having a fair market value as of the last day in the preceding fiscal year equal to three times the cash compensation paid to such director by the Company for serving on the Board of Directors during such preceding fiscal year (or, if such director served less than a full year in the preceding fiscal year, three times the average cash compensation paid to the other Outside Directors). If an incumbent director has satisfied the stock ownership condition on a prior grant date, he or she is not required to satisfy the condition on each subsequent date of grant as long as he or she continues to own at least that number of shares of Common Stock when meeting the ownership threshold in the past.

      The Outside Directors’ Plan provides that the exercise price of each option will be the fair market value of the Common Stock on the date of grant of the option. Such fair market value shall be the closing sales price of the Common Stock as reported by The NASDAQ Stock Market or otherwise reported by the National Association of Securities Dealers, Inc. on the date of grant of the option.

      All options granted under the Outside Directors’ Plan are exercisable in full on the first anniversary of the date of grant, provided the Outside Director has not voluntarily resigned or been removed “for cause” prior to the first anniversary date. All options are exercisable until the tenth anniversary of the date of grant and remain exercisable regardless of whether the Outside Director continues to serve as a member of the Board of Directors.

      No options may be granted under the Outside Directors’ Plan after the termination date (as amended) of the plan, but options granted prior to the termination date may extend beyond and be exercisable after such date. Payment for shares as to which an option is exercised shall be made in cash. Options are not transferable other than by will or by the laws of descent and distribution.

      Under the Outside Directors’ Plan, the Board of Directors may amend the plan as it deems advisable, without requiring further stockholder approval, subject to applicable law, including any amendments to comply with the rules under Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Stockholder approval for the Plan Amendment is required by the rules of The NASDAQ Stock Market, to which the Company is subject.

      In the event that the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of merger, consolidation, reorganization, recapitalization, reclassification, combination of shares, stock split or stock dividend, then: (i) the rights under outstanding options granted under the Outside Directors’ Plan, both as to the number of subject shares and the option price, will be adjusted appropriately; and (ii) where dissolution or liquidation of the Company or any merger or combination in which the Company is not a surviving corporation is involved, each outstanding Option granted under the Outside directors’ Plan will terminate, but the participant has the right, immediately prior to such event, to exercise his/her option, in whole or in part, without regard to the date on which it would otherwise have become exercisable.

Plan Benefits

      The following table sets forth the dollar value of benefits and the number of shares of Common Stock underlying options which the Company anticipates granting during fiscal year 2004 under the Outside Directors’ Plan assuming the Plan Amendment is approved.

Name and Position	Dollar Value(1)(2)	Number of Options(3)

Non-Executive Director Group	$650,000	90,000

(1)	Based upon the Black-Scholes option pricing model adopted for use in valuing stock options. The actual value, if any, an Outside Director may realize will depend upon the excess of the market price of the Common Stock over the exercise price on the date the option is exercised. There is, therefore, no assurance that the value realized by an Outside Director will be at or near the value estimated by the Black-Scholes model. The estimated values under the model are based upon certain assumptions which the Company believes are reasonable, such as a risk-free rate of return of 4.15%, stock price volatility of 94%, future dividend yield of 0% and expected life of 10 years. The values do not take into account certain features of the stock plans which may affect such values, such as conditions to exercisability and nontransferability.

(2)	Based upon the closing price of the Common Stock on March 8, 2004 of $9.81.

(3)	Based on the current number of Outside Directors (9) each receiving 10,000 options.

Certain Federal Income Tax Consequences of the Outside Directors’ Plan

      The following is a brief summary of the Federal income tax aspects of awards to be made under the Outside Directors’ Plan based upon the Code and other statutes, regulations and interpretations in effect on the date hereof. The summary is not intended to be exhaustive, and does not describe state or local tax consequences.

      Any option granted under the Outside Directors’ Plan is not intended to qualify as an “incentive stock option,” as that term is defined in Section 422 of the Code. Neither the option holder nor the Company will incur any Federal income tax consequences upon the grant of an option under the Outside Directors’ Plan. Generally the option holder will recognize, on the date of exercise, ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the shares of Common Stock on the date of exercise over the exercise price of the option.

      On a subsequent sale of any shares obtained upon the exercise of an option, the participant will recognize capital gain or loss equal to the difference, if any, between the amount realized and his or her tax basis in the shares. The tax basis of the shares, for purposes of computing taxable gain or loss, will be the sum of the exercise price and the amount of ordinary income recognized on the date of exercise. Such gain or loss will be treated as a capital gain or loss if the shares are capital assets and as a short-term or long-term capital gain or loss, depending upon the length of time that the participant held the shares.

      For Federal income tax purposes, the Company is generally entitled to a deduction in an amount equal to the ordinary compensation recognized by the option holder, subject to the requirement that such income is considered reasonable compensation under the Code. Generally, the Company will be entitled to claim such deduction in the fiscal year containing the last day of the calendar year in which the option is exercised.

Effective Date

      The Plan Amendment shall be effective immediately on the date of its approval by the stockholders of the Company. In the event that the Company’s stockholders do not approve the Plan Amendment, the Outside Directors’ Plan as in effect prior to this amendment and restatement shall remain in full force and effect in accordance with its terms.

Approval

      Assuming a quorum is present at the Meeting, approval of the Plan Amendment requires the favorable vote of the holders of at least a majority of the total number of shares of Common Stock cast on such matter at the Meeting.

      The Board of Directors unanimously recommends a vote “FOR” the adoption of Proposal II.

PROPOSAL III: APPROVAL AND ADOPTION OF AN AMENDMENT AND RESTATEMENT

TO THE 2000 PERFORMANCE EQUITY PLAN

General

      In March 2004, the Board of Directors adopted, subject to stockholder approval at the Meeting, an amendment and restatement of the 2000 Plan providing for awards of restricted Common Stock, restricted units, stock appreciation rights (“SARs”), deferred Common Stock (“Deferred Stock”), other awards valued or based upon the Common Stock (“Other Stock-Based Awards”) and short-term cash incentive awards (the “Amended 2000 Plan”).

      The Board of Directors believes that it is in the best interests of the Company and its stockholders to provide officers, key employees, prospective employees and consultants of the Company and its subsidiaries, through the granting of stock options, restricted stock, restricted units, SARs, Deferred Stock, Other Stock-Based Awards and short-term cash incentive awards, the opportunity to participate in the value and/or appreciation of the Common Stock. Presently, awards of restricted stock, restricted units, SARs, Deferred Stock, Other Stock-Based Awards and short-term cash incentive awards are not authorized under the 2000 Plan.

      Stock options have long been an integral and essential part of competitive compensation packages for companies manufacturing computer products. However, anticipated changes in accounting policies, which would require expensing of stock options, are likely to precipitate a change in compensation packages in favor of alternative forms of equity interests. The Board of Directors is proposing the above amendment and restatement in order to provide the Company with the flexibility needed to design stock incentive compensation awards that will be competitive with current and future compensation trends and to respond to any changes, both anticipated and unanticipated, in accounting policies.

      Therefore, the Board of Directors is seeking approval of the Amended 2000 Plan to provide for awards of restricted stock, restricted units, SARs, Deferred Stock, Other Stock-Based Awards and short-term cash incentive awards, in addition to stock options, in order to expand the types of awards that may be granted under the 2000 Plan. In addition, stockholder approval of the Amended 2000 Plan is desired, among other reasons, to ensure the continued tax deductibility by the Company of awards under the Amended 2000 Plan for purposes of Section 162(m) of the Code, and to satisfy the listing requirements of The NASDAQ Stock Market.

      Other than the changes to the 2000 Plan outlined above, the terms of the Amended 2000 Plan are substantially the same as the existing 2000 Plan. The following is a summary of the material features of the Amended 2000 Plan. The summary of the Amended 2000 Plan does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the proposed Amended 2000 Plan, which is included as an attachment to the Company’s Form 14A filed with the SEC on March 12, 2004 and is available on the Company’s website at www.artesyn.com (under “Corporate Information — Investor Relations — SEC Filings”) or from the Company upon written request mailed to the principal executive offices of the Company located at 7900 Glades Road, Suite 500, Boca Raton, Florida 33434, Attention: Investor Relations.

Summary of the Plan

      The Amended 2000 Plan authorizes the granting of incentive awards of up to 4,400,000 shares of Common Stock, subject to adjustment as described below. Incentive awards may be in the form of stock options, restricted stock, restricted units, SARs, Deferred Stock, Other Stock-Based Awards and short-term cash incentive awards as described below. Unless terminated earlier, the Amended 2000 Plan will expire at the close of business on August 27, 2010. Officers, key employees, prospective employees and consultants of the Company and its subsidiaries will be eligible to receive incentive awards. On March 8, 2004, the closing price of the Common Stock on The NASDAQ Stock Market was $9.81.

Administration

      The Amended 2000 Plan is administered by the Compensation Committee. All members of the Compensation Committee meet the independent requirements of The NASDAQ Stock Market. The Compensation Committee has the authority to determine, within the limits of the express provisions of the Amended 2000 Plan, the individuals to whom awards will be granted, the nature, amount and terms of such awards and the objectives and conditions for earning such awards. With respect to employees who are not subject to Section 16 of the Exchange Act, or are not considered “covered employees” as defined in Section 162(m) of the Code, the Compensation Committee may delegate its authority under the Amended 2000 Plan to one or more officers or employees of the Company. To the extent not otherwise provided for under the Company’s Articles and by-laws, members of the Compensation Committee are entitled to be indemnified by the Company with respect to claims relating to their actions in the administration of the Amended 2000 Plan, except in the case of willful misconduct.

Types of Awards

      Awards under the Amended 2000 Plan may include non-qualified stock options, incentive stock options, SARs, restricted stock, restricted units, performance awards and short-term cash incentive awards.

      Stock Options. The Compensation Committee may grant to a participant incentive stock options, options that do not qualify as incentive stock options (“non-qualified stock options”) or a combination thereof.

The terms and conditions of stock option grants, including the quantity, price, vesting periods, and other conditions on exercise will be determined by the Compensation Committee. Incentive stock option grants shall be made in accordance with Section 422 of the Code.

      The exercise price for stock options will be determined by the Compensation Committee in its discretion, provided that the exercise price per share for each stock option shall be at least equal to 100% of the fair market value of one share of Common Stock on the date when the stock option is granted. Additionally, in the case of incentive stock options granted to a holder of more than 10% of the total combined voting power of all classes of stock of the Company on the date of grant, the exercise price may not be less than 110% of the fair market value of one share of Common Stock on the date the stock option is granted.

      Stock options must be exercised within a period fixed by the Compensation Committee that may not exceed ten years from the date of grant, except that in the case of incentive stock options granted to a holder of more than 10% of the total combined voting power of all classes of stock of the Company on the date of grant, the exercise period may not exceed five years. The Amended 2000 Plan provides for earlier termination of stock options upon the participant’s termination of employment, unless extended by the Compensation Committee, but in no event may the options be exercised more than ten years after the date of grant.

      At the Compensation Committee’s discretion, payment for shares of Common Stock on the exercise of stock options may be made in cash, shares of Common Stock held by the participant for at least six months (or such other shares of Common Stock as the Committee may permit), a combination of cash and shares of Common Stock or in any other form of consideration acceptable to the Compensation Committee (including one or more forms of “cashless” exercise).

      Further, a participant has the ability to exercise his or her option, but defer delivery of the actual stock until a later date. This deferral may have certain tax advantages to the participant. Upon deferral, the participant’s exercised stock will be credited in the form of stock units to a book account maintained by the Company in the participant’s name. The stock units represent the Company’s unfunded, unsecured promise to deliver the deferred stock to the participant at a later date. In addition, if the Company grants dividends on its stock during the deferral period, the Compensation Committee has discretion to either credit additional stock units to the participant’s account reflecting the value of those dividends or pay the applicable dividends to the participant in cash.

      Stock Appreciation Rights. SARs may be granted by the Compensation Committee to a participant either separate from or in tandem with non-qualified stock options or incentive stock options. SARs may be granted at the time of the stock option grant or, with respect to non-qualified stock options, at any time prior to the exercise of the stock option. A SAR entitles the participant to receive, upon its exercise, a payment equal to (i) the excess of the fair market value of a share of Common Stock on the exercise date over the SAR exercise price, times (ii) the number of shares of Common Stock with respect to which the SAR is exercised.

      The exercise price of a SAR is determined by the Compensation Committee, but in the case of SARs granted in tandem with stock options, may not be less than the exercise price of the related stock option. Upon exercise of a SAR, payment will be made in cash or shares of Common Stock, or a combination thereof, as determined by the Compensation Committee.

      Restricted Shares and Restricted Units. The Compensation Committee may award to a participant shares of Common Stock subject to specified restrictions (“restricted shares”). Restricted shares are subject to forfeiture if the participant does not meet certain conditions such as continued employment over a specified forfeiture period and/or the attainment of specified performance targets over the forfeiture period.

      The Compensation Committee also may award to a participant units representing the right to receive shares of Common Stock in the future subject to the achievement of one or more goals relating to the completion of service by the participant and/or the achievement of performance or other objectives (“restricted units”). The terms and conditions of restricted share and restricted unit awards are determined by the Compensation Committee.

      For participants who are subject to Section 162(m) of the Code, the performance targets described in the preceding two paragraphs may be established by the Compensation Committee, in its discretion, based on one or more of the following measures: operating income, operating profit (earnings from continuing operations before interest and taxes), return on net assets, earnings before taxes, depreciation and amortization, operating profit (earnings before depreciation and amortization), earnings per share, return on investment or working capital, return on stockholders’ equity, economic value added (the amount, if any, by which net operating profit after tax exceeds a reference cost of capital), sales, any one of which may be measured with respect to the Company or any one or more of its subsidiaries and either in absolute terms or as compared to another company or companies, and quantifiable, objective measures of individual performance relevant to the particular individual’s job responsibilities (the “Performance Goals”).

      Deferred Stock. Under the Amended 2000 Plan, the Compensation Committee may award Deferred Stock. An award of Deferred Stock confers upon the participant the right to receive shares of Common Stock at the end of a specified deferral period, subject to possible forfeiture of the award in the event of certain terminations of employment prior to the end of a specified restricted period. Prior to settlement, an award of Deferred Stock carries no voting or dividend rights or other rights associated with share ownership, although dividend equivalents may be granted, as determined by the Compensation Committee. A participant may request to, and the Compensation Committee may in its sole discretion at any time, defer the receipt of an award for an additional specified period or until a specified event. Subject to any exceptions adopted by the Compensation Committee, such request must generally be made at least one year prior to expiration of the deferral period for such award of Deferred Stock.

      Other Stock-Based Awards. Under the Amended 2000 Plan, the Compensation Committee may grant Other Stock-Based Awards, including performance awards, that are denominated or payable in, valued by reference to, or otherwise based on or related to shares of Common Stock. Other Stock-Based Awards may include (i) performance awards, (ii) convertible or exchangeable debentures, (iii) purchase rights for shares of Common Stock, (iv) shares of Common Stock not subject to any restrictions or conditions, (v) other rights convertible into shares of Common Stock and (vi) awards valued by reference to the value of securities of or the performance of the Company or specified subsidiaries. The Compensation Committee determines the terms and conditions of Other Stock-Based Awards.

      For example, the Committee may grant performance awards to participants under such terms and conditions as the Compensation Committee deems appropriate. A performance award entitles a participant to receive a payment from the Company, the amount of which is based upon the attainment of predetermined performance targets over a specified award period. Performance awards may be paid in cash, shares of Common Stock or a combination thereof, as determined by the Compensation Committee. Award periods will be established at the discretion of the Compensation Committee. The performance targets will also be determined by the Compensation Committee. With respect to participants subject to Section 162(m) of the Code, the applicable performance targets shall be established, in the Compensation Committee’s discretion, based on one or more of the Performance Goals described above under the section titled “Restricted Shares and Restricted Units.” To the extent that a participant is not subject to Section 162(m) of the Code, when circumstances occur that cause predetermined performance targets to be an inappropriate measure of achievement, the Compensation Committee, in its discretion, may adjust the performance targets.

      Short-Term Cash Awards. The Amended 2000 Plan authorizes performance-based annual cash incentive compensation to be paid to covered employees subject to Section 162(m) of the Code. The material terms of the annual incentive compensation feature of the Amended 2000 Plan are as follows:

•	The class of persons covered consists of those senior executives of the Company who are from time to time determined by the Compensation Committee to be subject to Section 162(m) of the Code.

•	The targets for annual incentive payments to “covered employees” (as defined in Section 162(m) of the Code) under the Amended 2000 Plan will consist of one or more of the Performance Goals discussed above under the section titled “Restricted Shares and Restricted Units.” Such performance targets will be established by the Compensation Committee on a timely basis to ensure that the targets are considered “preestablished” for purposes of Section 162(m) of the Code.

•	In administering the incentive program and determining incentive awards, the Compensation Committee will not have the flexibility to pay a covered executive more than the incentive amount indicated by his or her attainment of the performance target under the applicable payment schedule. The Compensation Committee will have the flexibility, based on its business judgment, to reduce this amount.

•	The cash incentive compensation feature of the Amended 2000 Plan does not preclude the Board of Directors or the Compensation Committee from approving other incentive compensation arrangements for covered employees.

      Change in Control. Unless otherwise provided in an applicable award agreement, if a change in control occurs (as defined in the Amended 2000 Plan), all outstanding options and other awards will become fully exercisable and all restrictions on outstanding options and awards will lapse.

Other Terms and Conditions

      Agreements; Transferability. Awards granted under the Amended 2000 Plan will be evidenced by agreements consistent with the plan in such form as the Compensation Committee may prescribe. Neither the Amended 2000 Plan nor agreements thereunder confer any right to continued employment upon any recipient of an award. Further, unless provided otherwise in an award agreement, awards may not be transferred except by will or the laws of descent and distribution.

      Forfeiture Following Termination of Employment. If, in the determination of the Compensation Committee the holder of an award, following any termination of employment, engages in conduct that breaches his or her loyalty to the Company, is in material competition with the Company or is materially injurious to the Company, the Amended 2000 Plan provides for certain forfeiture provisions whereby the holder of such award would forfeit such award or the proceeds derived therefrom.

      Surrender or Substitution of Awards. Any award granted under the Amended 2000 Plan may be surrendered to the Company for cancellation on such terms as the Compensation Committee and the holder approve. With the consent of the holder of an award, the Compensation Committee may substitute a new award under the Amended 2000 Plan in connection with the surrender of an award previously granted under the Amended 2000 Plan or any other plan sponsored by the Company. In addition, if the Company elects or otherwise is required to expense the cost of options for accounting purposes, the Compensation Committee shall have the ability to substitute, without the award-holder’s consent, SARs for outstanding options, as long as the SARs have similar terms and conditions to the options, but are payable only in Common Stock. Any substitutions of awards as described herein will be subject to the approval of the Company’s stockholders if it would be considered a “repricing” under The NASDAQ Stock Market or other applicable rules.

Eligibility

      The Compensation Committee may grant awards to any officer, key employee, prospective employee or consultant of the Company or any of its direct or indirect subsidiaries. Awards to prospective employees will only become effective when the prospective employee actually begins employment with the Company or one of its subsidiaries. In any calendar year, no participant may receive awards for more than 500,000 shares of Common Stock and $2 million in cash.

Awards Granted Under the Amended 2000 Plan

      As of the date hereof, no specific awards have been granted or are contemplated under the Amended 2000 Plan. In addition, the exact types and amounts of any future awards to be made to any eligible participants pursuant to the Amended 2000 Plan are not presently determinable. As a result of the discretionary nature of the Amended 2000 Plan, it is not possible to state who the participants in the Amended 2000 Plan will be in the future or the number of options or other awards to be received by a person or group.

Shares Subject to the Amended 2000 Plan

      Currently, an aggregate of 4,400,000 shares of Common Stock is reserved for issuance and available for awards under the Amended 2000 Plan. No more than 4,400,000 shares may be issued upon the exercise of incentive stock options. Shares of Common Stock to be delivered or purchased under the Amended 2000 Plan may be either authorized but unissued Common Stock or treasury shares.

      Shares of Common Stock not actually issued (as a result, for example, of the lapse of an option) and shares surrendered to or withheld by the Company in payment or satisfaction of the exercise price of a stock option or tax withholding obligations with respect to an award will be available for additional grants. In addition, Common Stock covered by any unexercised portions of terminated awards under the Company’s 1990 Performance Equity Plan (including canceled awards), or awards under that plan which are otherwise surrendered by the participant, may again be subject to new awards under the Amended 2000 Plan. In the event of the exercise of SARS not granted in tandem with options, only the number of shares of Common Stock actually issued in payment of such SARs will be charged against the number of shares available for awards under the Amended 2000 Plan. Shares issued with respect to awards assumed by the Company in connection with acquisitions do not count against the total number of shares available under the Amended 2000 Plan.

Anti-Dilution Protection

      In the event of any changes in the capital structure of the Company, including a change resulting from a stock dividend or stock split, or combination or reclassification of shares, the Board of Directors is empowered to make such equitable adjustments with respect to awards or any provisions of the Amended 2000 Plan as it deems necessary and appropriate, including, if necessary, any adjustments in the maximum number of shares of Common Stock subject to the Amended 2000 Plan, the number of shares of Common Stock subject to and the exercise price of an outstanding award, or the maximum number of shares that may be subject to one or more awards granted to any one recipient during a calendar year.

Amendment and Termination

      The Board of Directors may at any time amend or terminate the Amended 2000 Plan, provided that no such action may be taken that adversely affects any rights or obligations with respect to any awards outstanding under the Amended 2000 Plan without the consent of the recipient. In addition, an amendment of the Amended 2000 Plan will be subject to stockholder approval (i) if the amendment increases the number of shares of Common Stock which are available pursuant to the Amended 2000 Plan (except for any increase described in the section above titled “Shares Subject to the Amended 2000 Plan”), (ii) to the extent required by NASDAQ rules or any other applicable laws, regulations or rules, or (iii) to the extent necessary to maintain compliance with Section 162(m) of the Code (or any successor to such Section). No awards may be made under the Amended 2000 Plan after the tenth anniversary of its effective date. Certain provisions of the Amended 2000 Plan relating to performance-based awards under Section 162(m) of the Code will expire on the fifth anniversary of the effective date.

Federal Income Tax Consequences

      The federal income tax consequences of the issuance and/or exercise of awards under the Amended 2000 Plan are described below. The following information is only a summary of the tax consequences of the awards, and recipients should consult with their own tax advisors with respect to the tax consequences inherent in the ownership and/or exercise of the awards, and the ownership and disposition of any underlying securities.

      Incentive Stock Options. The Amended 2000 Plan qualifies as an incentive stock option plan within the meaning of Section 422 of the Code. A recipient who is granted an incentive stock option will not recognize any taxable income for federal income tax purposes either on the grant or exercise of the incentive stock option. If the recipient disposes of the shares purchased pursuant to the incentive stock option more than two years after the date of grant and more than one year after the transfer of the shares to the recipient (the required statutory “holding period”), (a) the recipient will recognize long-term capital gain or loss, as the case may be, equal to the difference between the selling price and the option price; and (b) the Company will not be entitled to a deduction with respect to the shares of stock so issued. If the holding period requirements are not met, any gain realized upon disposition will be taxed as ordinary income to the extent of the excess of the lesser of (i) the excess of the fair market value of the shares at the time of exercise over the option price and (ii) the gain on the sale. The Company will be entitled to a deduction in the year of disposition in an amount equal to the ordinary income recognized by the recipient. Any additional gain will be taxed as short-term or long-term capital gain depending upon the holding period for the stock. A sale for less than the option price results in a capital loss.

      The excess of the fair market value of the shares on the date of exercise over the option price is, however, includable in the option holder’s income for alternative minimum tax purposes.

      Non-qualified Stock Options. The recipient of a non-qualified stock option under the Amended 2000 Plan will not recognize any income for federal income tax purposes on the grant of the option. Generally, on the exercise of the option, the recipient will recognize taxable ordinary income equal to the excess of the fair market value of the shares on the exercise date over the option price for the shares. The Company generally will be entitled to a deduction on the date of exercise in an amount equal to the ordinary income recognized by the recipient. Upon disposition of the shares purchased pursuant to the stock option, the recipient will recognize long-term or short-term capital gain or loss, as the case may be, equal to the difference between the amount realized on such disposition and the basis for such shares, which basis includes the amount previously recognized by the recipient as ordinary income.

      Stock Appreciation Rights. A recipient who is granted stock appreciation rights will not recognize any taxable income on the receipt of the SARs. Upon the exercise of a SAR, (a) the recipient will recognize ordinary income equal to the amount received (the increase in the fair market value of one share of the Company’s Common Stock from the date of grant of the SAR to the date of exercise); and (b) the Company will be entitled to a deduction on the date of exercise in an amount equal to the ordinary income recognized by the recipient.

      Restricted Shares. A recipient will not be taxed at the date of an award of restricted shares, but will be taxed at ordinary income rates on the fair market value of any restricted shares as of the date that the restrictions lapse, unless the recipient, within 30 days after transfer of such restricted shares to the recipient, elects under Section 83(b) of the Code to include in income the fair market value of the restricted shares as of the date of such transfer. The Company will be entitled to a corresponding deduction. Any disposition of shares after restrictions lapse will be subject to the regular rules governing long-term and short-term capital gains and losses, with the basis for this purpose equal to the fair market value of the shares at the end of the restricted period (or on the date of the transfer of the restricted shares, if the employee elects to be taxed on the fair market value upon such transfer). Dividends received by a recipient during the restricted period will be taxable to the recipient at ordinary income tax rates and will be deductible by the Company unless the recipient has elected to be taxed on the fair market value of the restricted shares upon transfer, in which case they will thereafter be taxable to the employee as dividends and will not be deductible by the Company.

      Restricted Units and Deferred Stock. A participant will normally not recognize taxable income upon an award of restricted units or Deferred Stock, and the Company will not be entitled to a deduction until the lapse of the applicable restrictions or deferral period. Upon the lapse of the restrictions or deferral period and the issuance of the earned shares, the participant will recognize ordinary taxable income in an amount equal to the fair market value of the Common Stock received and the Company will be entitled to a deduction in the same amount.

      Performance and Other Stock-Based Awards and Short-Term Cash Awards. Normally, a participant will not recognize taxable income upon the grant of performance awards and Other Stock-Based Awards and short-term cash awards. Subsequently, when the conditions and requirements for the grants have been satisfied and the payment determined, any cash received and the fair market value of any Common Stock received will constitute ordinary income to the participant. The Company also will then be entitled to a deduction in the same amount.

Effective Date

      The Amended 2000 Plan shall be effective immediately on the date of its approval by the stockholders of the Company. In the event that the Company’s stockholders do not approve this amendment and restatement of the Plan, the 2000 Plan as in effect prior to this amendment and restatement shall remain in full force and effect in accordance with its terms.

Approval

      Assuming a quorum is present at the Meeting, the proposal to approve the Amended 2000 Plan will be adopted upon the affirmative vote of the holders of at least a majority of the total number of shares of Common Stock cast at the Meeting.

      The Board unanimously recommends a vote “FOR” the approval and adoption of Proposal III.

Equity Compensation Plan Information

      The following table sets forth information regarding shares issued under equity compensation plans as of December 26, 2003:

Number of Securities
	to be Issued Upon	Weighted Average	Number of Securities
	Exercise of	Exercise Price of	Remaining Available
	Outstanding Options	Outstanding Options	for Future Issuance

Equity Compensation Plans
Not approved by stockholders	—	—	—
Approved by stockholders	6,931,359	$11.68	654,000 (1)

(1)	Under the terms of the 2000 Plan, the Company reserved 4,400,000 shares of Common Stock for issuance. Additionally, options under the Company’s 1990 Performance Equity Plan that expire or terminate unexercised after the adoption of the 2000 Plan, and options under the 2000 Plan that expire or terminate unexercised, are available for new grants pursuant to the terms of the 2000 Plan.

SECURITY OWNERSHIP

Ownership by Management

      The following table sets forth, as of the close of business on March 8, 2004, certain information concerning beneficial ownership of Common Stock by each director of the Company, each of the Named Executives and all directors and executive officers as a group (based solely upon information furnished by such persons):

	Number of Shares
	Beneficially		Percent of
Name	Owned(1)(2)		Common Stock

Joseph M. O’Donnell	992,167		2.5%
Lawrence J. Matthews	950,056	(3)	2.4%
Richard J. Thompson	486,892	(4)	1.2%
John M. Steel	485,859	(5)	1.2%
Ronald D. Schmidt	485,551	(6)	1.2%
Bert Sager	313,925	(7)	*
Phillip A. O’Reilly	191,721	(8)	*
Robert J. Aebli(9)	134,812		*
Norman C. Wussow	130,595		*
Stephen A. Ollendorff	102,100		*
Lewis Solomon	91,000		*
A. Eugene Sapp, Jr.	80,500		*
Kenneth E. Blake	78,218		*
Edward S. Croft, III	71,881		*

All directors and executive officers as a group (18 persons)	4,836,479		11.7%

*	Represents less than 1%.

(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act of 1934, as amended.

(2)	Includes the following shares of Common Stock subject to currently exercisable options and/or that may be acquired upon the exercise of options within 60 days after March 8, 2004: Mr. O’Donnell — 808,365; Mr. Matthews — 70,000; Mr. Thompson — 401,312; Mr. Steel — 30,000; Mr. Schmidt — 60,000; Mr. Sager — 100,000; Mr. O’Reilly — 100,000; Mr. Aebli — 118,500; Mr. Wussow — 96,000; Mr. Ollendorff — 90,000; Mr. Solomon — 80,000; Mr. Sapp — 70,000; Mr. Blake — 70,000; Mr. Croft — 70,000 and all directors and executive officers as a group 18 persons — 2,350,877.

(3)	Includes 40,000 shares of Common Stock, which are owned of record by the Lawrence J. and Barbara M. Matthews Charitable Remainder Unitrust, of which Mr. Matthews and his wife are beneficiaries and retain the right to appoint and dismiss the trustee.

(4)	Includes 900 shares of Common Stock which are beneficially owned by his daughters, with respect to which Mr. Thompson disclaims beneficial ownership.

(5)	Includes 259,400 shares of Common Stock, which are owned of record by Mr. Steel’s wife, with respect to which Mr. Steel disclaims beneficial ownership.

(6)	Includes 21,554 shares of Common Stock, which are owned of record by Mr. Schmidt’s wife, with respect to which Mr. Schmidt disclaims beneficial ownership, and 167,000 shares of Common Stock, which are owned by the Schmidt Family Limited Partnership, a limited partnership of which Mr. Schmidt is a general partner.

(7)	Includes 2,080 shares of Common Stock, which are beneficially owned by Mr. Sager’s wife as the trustee under a trust for Mrs. Sager’s mother, with respect to which Mr. Sager disclaims beneficial ownership, and 153,860 shares which are owned by Holdings Limited Partnership, a limited partnership of which Mr. Sager is both a limited partner and a principal stockholder of the corporate general partner.

(8)	Includes 81,721 shares of Common Stock owned by the O’Reilly Family LLC (of which Mr. O’Reilly is the manager), which company is owned by the O’Reilly Family Trust (a family trust created by Mr. O’Reilly).

(9)	Mr. Aebli retired from the Company on February 9, 2004.

Security Ownership of Certain Beneficial Owners

      The following table sets forth certain information as of the close of business on March 8, 2004, regarding the stockholders which are known by the Company to beneficially own more than 5% of the Common Stock (based solely upon filings by said holders with the SEC) on Schedule 13D or Schedule 13G, pursuant to Section 13 of the Exchange Act:

	Number of Shares		Percent of
Name and Address of Beneficial Owner	Beneficially Owned(1)		Common Stock

AXA Assurances I.A.R.D. Mutuelle	2,262,065	(2)	5.8%
AXA Assurances Vie Mutuelle
AXA Courtage Assurance Mutuelle
AXA
AXA Financial, Inc.(2)

Barclays Global Investors, NA	2,127,555	(3)	5.5%
Barclays Global Fund Advisors
Barclays Bank PLC
Barclays Capital Inc.(3)

Dimensional Fund Advisors, Inc.(4)	1,945,192		5.0%

(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act.

(2)	AXA Assurances I.A.R.D Mutuelle and AXA Assurances Vie Mutuelle, with offices at 370, rue Saint Honore, 75001 Paris, France, and AXA Courtage Assurance Mutuelle, with an office at 26, rue Louis le Grand, 75002 Paris, France, as a group (collectively, the “Mutuelles AXA”) (which as a group controls AXA), AXA, with an office at 25, avenue Matignon, 75008 Paris, France, and AXA Financial, Inc. (which is owned by AXA), with an office at 1290 Avenue of the Americas, New York, NY 10104, are deemed to be the beneficial owners of 2,262,065, as parent holding companies, and are deemed to each have sole power to vote or direct the voting of 1,981,716 shares of Common Stock and sole power to dispose or direct the disposition of 2,262,065 shares of Common Stock. Each of Mutuelles AXA, as a group, and AXA disclaim beneficial ownership of these securities. Alliance Capital Management L.P., an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and a majority-owned subsidiary of AXA Financial, Inc., is the beneficial owner of 2,079,865 shares of Common Stock. Alliance Capital Management L.P. has sole power to vote or direct the voting of 1,799,516 shares of Common Stock and sole power to dispose or direct the disposition of 2,079,865 shares of Common Stock held for the benefit of its client discretionary investment advisory accounts. The Equitable Life Assurance Society of the United States, an insurance company and an investment adviser registered under the Advisers Act, and a subsidiary of AXA Financial, Inc., is the beneficial owner of 182,000 shares of Common Stock. The Equitable Life Assurance Society of the United States has sole power to vote or direct the voting of 182,000 shares of Common Stock and sole power to dispose or direct the disposition of 182,000 shares of Common Stock.

(3)	Barclays Global Investors, NA, with an office at 45 Fremont Street, San Francisco, CA 94105, a bank as defined under the Exchange Act, is deemed to be the beneficial owner of 1,131,972 and to have sole power to vote or direct the voting of 972,801 shares of Common Stock and sole power to dispose or direct the disposition of 972,801 shares of Common Stock. Barclays Global Fund Advisors, with an office at 45 Fremont Street, San Francisco, CA 94105, an investment adviser registered under the Advisers Act, is deemed to be the beneficial owner and to have sole power to vote or direct the voting of 590,161 shares of Common Stock and sole power to dispose or direct the disposition of 590,161 shares of Common Stock. Barclays Bank PLC, a bank as defined under the Exchange Act, with an office at 54 Lombard Street, London, England EC3P 3AH, is deemed to be the beneficial owner of and to have sole power to vote or direct the voting of 58,200 shares of Commons Stock and sole power to dispose or direct the disposition of 58,200 shares of Common Stock. Barclays Capital Inc., with an office at 200 Park Avenue, New York, NY 10166, a broker or dealer registered under the Exchange Act, is deemed to be the beneficial owner and to have sole power to vote or direct the voting of 347,222 shares of Common Stock and sole power to dispose or direct the disposition of 347,222 shares of Common Stock.

(4)	Dimensional Fund Advisors Inc. (“Dimensional”), with an office at 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401, an investment adviser registered under the Advisers Act, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, as amended, and serves as investment manager to certain other commingled group trusts and separate accounts. These investment companies, trusts and accounts are called the “Funds.” In its role as investment adviser or manager, Dimensional possesses voting and/or investment power over the 1,945,192 shares of Common Stock (the “Shares”) that are owned by the Funds, and may be deemed to be the beneficial owner of the Shares held by the Funds. However, all of the Shares are owned by the Funds. Dimensional disclaims beneficial ownership of the Shares.

Section 16(a) Beneficial Ownership Reporting Compliance

      Pursuant to Section 16(a) of the Exchange Act, the directors and executive officers and beneficial owners of greater than 10% of the Company’s Common Stock are required to file reports with the SEC in respect of their ownership of the Company’s securities. The Company believes that during fiscal year 2003 all such required reports were filed on a timely basis, other than, due to a clerical oversight, one Form 4 required to be filed by Mr. Matthews with respect to a sale of Common Stock.

Certain Relationships and Related Transactions

Certain Relationships

      Mr. Ollendorff, a director of the Company, was Of Counsel to the law firm of Kirkpatrick & Lockhart LLP during fiscal year 2003. Kirkpatrick & Lockhart LLP acted as counsel for the Company in fiscal year 2003 and received fees totaling approximately $1.7 million in such fiscal year for various legal services rendered to the Company.

Repayment of Finestar International Limited Convertible Note

Payoff of the 3% Convertible Note

      On January 14, 2002, the Company entered into a Securities Purchase Agreement, pursuant to which it sold a 3% subordinated convertible note in the principal amount of $50,000,000 (the “Convertible Note”) to Finestar International Limited, a British Virgin Islands corporation (“Finestar”) convertible at $11.00 per share and a five-year warrant to purchase up to 1,550,000 shares of Common Stock at an exercise price of $11.50 per share. Accordingly, upon conversion of the Convertible Note and exercise of the warrant, Finestar could have acquired approximately 13.5% of the Company’s outstanding Common Stock. Among other rights, Finestar had the right to require repayment of the Convertible Note any time after January 15, 2005.

      On August 15, 2003, the Company repaid the Convertible Note from the net proceeds of a 144A offering of $90,000,000 of its 5.5% convertible senior subordinated notes. The five-year warrant to purchase up to 1,550,000 shares of Common Stock remains outstanding. Due to the weighted average anti-dilution protection feature in the original warrant agreement with Finestar, the exercise price of the warrant was adjusted to $10.83 per share from $11.50 per share in connection with the sale of the 5.5% convertible senior subordinated notes issued in August 2003.

Stock Performance Graph

      The line graph below compares the cumulative total stockholder return (assuming reinvestment of dividends) on the Company’s Common Stock, over the most recent five-year period up to and including December 31, 2003 with the cumulative total return of companies on the Russell 2000 Index and the S&P SmallCap Electrical Components and Equipment Index (the “Electrical Components and Equipment Index”), a published line-of-business index. In light of the Company’s continuing focus on its power conversion business, the Electrical Components and Equipment Index, which includes the Company’s Common Stock in its constituency, was selected because we believe this index provides a meaningful comparison to the Company’s performance.

CUMULATIVE TOTAL RETURN

Based on an investment of $100 and reinvestment of dividends beginning on December 31, 1998

	Dec-98	Dec-99	Dec-00	Dec-01	Dec-02	Dec-03

Artesyn Technologies Inc.	$100	$150	$113	$67	$27	$58
Russell 2000	$100	$120	$115	$116	$91	$132
S&P SmallCap Electrical Components & Equipment Index	$100	$161	$177	$144	$113	$136

INDEPENDENT AUDITORS

      The Company has not made a decision on the selection of the independent auditors for the Company for the fiscal year ending December 31, 2004. The Audit Committee anticipates making a recommendation for selection of its independent auditor to the Board of Directors at its upcoming meeting on May 6, 2004.

      The Company retained the firm of Ernst & Young LLP on May 8, 2003 to act as independent auditors for the Company for the fiscal year ending December 27, 2003. The Audit Committee considered, among other matters, Ernst & Young LLP’s independence with respect to the services to be performed and its general reputation for adherence to professional auditing standards. Representatives of Ernst & Young LLP (the Company’s independent auditor for fiscal years 2002 and 2003) are expected to be present at the Meeting, to have the opportunity to make a statement, if they so desire, and to be available to respond to appropriate questions.

      Arthur Andersen LLP, which had been retained as the Company’s independent auditors prior to fiscal year 2002 and for the fiscal quarter ended March 29, 2002, was dismissed, upon the recommendation of the Audit Committee, on May 9, 2002. For the fiscal years ended December 29, 2000 and December 28, 2001, Arthur Andersen LLP’s reports on the financial statements of the Company did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audits of the Company’s financial statements for the fiscal years ended December 29, 2000 and December 28, 2001, and its review through the fiscal quarter ending March 29, 2002, there were no disagreements with Arthur Andersen LLP on any matters of accounting principles or practices, financial statement disclosure or audit scope or procedures that, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused Arthur Andersen LLP to make reference to the matter in its reports.

      During the fiscal years ended December 29, 2000 and December 28, 2001 (and through the fiscal quarter ended March 29, 2002), with respect to the Board of Directors’ decision to dismiss Arthur Andersen LLP, the Company did not consult Ernst & Young LLP regarding the application of accounting principles for a specified transaction, completed or proposed, or the type of audit opinion that might be reflected on the Company’s financial statements or on any similar matter.

      Fees for all services provided by Ernst & Young LLP and Arthur Andersen LLP to the Company for fiscal years 2002 and 2003 are set forth below:

	2002	2003

Audit Fees(1)	$1,024,195	$831,865
Audit-Related Fees(2)	18,000	20,000
Tax Fees(3)	410,745	603,919
All Other Fees(4)	61,840	139,608

Total Fees	$1,514,780	$1,595,392

(1)	For both fiscal years, represents fees for professional services rendered by Ernst & Young LLP with respect to the audit of the Company’s annual consolidated financial statements and the review of the consolidated financial statements included in the Company’s quarterly reports on Form 10-Q. This also includes services with respect to statutory audits required in overseas locations. The fiscal 2003 fees include fees for comfort letters, consents and assistance with review of documents filed with the Commission related to our bond offering in fiscal 2003. The fiscal 2002 fees billed include $220,903 in fees for professional services rendered by Arthur Andersen LLP in the first quarter of fiscal year 2002.

(2)	For both fiscal years represents fees for professional services rendered by Ernst & Young LLP with respect to the audit of the Company’s employee benefit plan, consents and review of documents filed with the Commission with respect to the plan.

(3)	Represents fees for professional services rendered by Ernst & Young LLP for tax compliance, tax planning and tax advice. For fiscal 2002 and 2003, tax compliance was $57,000 and $159,950, respectively, primarily representing the review and assistance with tax returns and claims for refund in various overseas jurisdictions in which we do business. For fiscal 2002 and 2003, tax planning and advice was $353,745 and $443,969, respectively, primarily representing assistance with tax examinations, tax research and planning in the countries in which we do business.

(4)	For both fiscal years represents fees for professional services rendered by Ernst Young LLP to advise the Company in connection with refinancing its senior credit facility.

      The Audit Committee has adopted a policy that requires advance approval of all audit, audit-related, tax services, and other services performed by the independent auditors. The policy provides for pre-approval by the Audit Committee of specifically defined audit and non-audit services. Unless the specific service has been previously pre-approved with respect to that fiscal year, the Audit Committee must approve the permitted service before the independent auditor is engaged to perform it. The Audit Committee pre-approved all services provided by Ernst & Young LLP in fiscal year 2003. In situations where it is impractical to wait until the next regularly scheduled quarterly meeting, the Audit Committee has delegated the authority to approve audit and non-audit service fees to the Chairman of the Audit Committee up to 10% of the prior year audit fee. Audit and non-audit services approved pursuant to the above-described delegation of authority require the reporting of any such approvals to the full Audit Committee at the next regularly scheduled meeting.

SUBMISSION OF STOCKHOLDER PROPOSALS

      At the date of this Proxy Statement, the Board of Directors has no knowledge of any business that will be presented for consideration at the Meeting, other than as described above. In accordance with the Company’s by-laws and Rules 14a-4(c) and 14a-5(e) promulgated under the Exchange Act, the Company hereby notifies its stockholders that since it did not receive notice by February 20, 2004 of any other proposed matter to be submitted for stockholder vote at the Meeting, all proxies received in respect of the Meeting will be voted in the discretion of the Company’s management on any other matters which may properly come before the Meeting.

      Any proposal which is intended to be presented by any stockholder for action at the 2005 Annual Meeting of Stockholders must be received in writing by the Secretary of the Company, at 7900 Glades Road, Suite 500, Boca Raton, Florida 33434, not later than November 26, 2004 in order for such proposal to be considered for inclusion in the proxy statement and form of proxy relating to the 2005 Annual Meeting of Stockholders.

      The Company hereby further notifies its stockholders that if the Company does not receive notice by February 14, 2005 of a proposed matter to be submitted for stockholders vote at the 2005 Annual Meeting of Stockholders, then any proxies held by members of the Company’s management in respect of such meeting may be voted at the discretion of such management members on such matter if it shall properly come before such meeting, without any discussion of such proposed matter in the proxy statement to be distributed in respect of such meeting.

By Order of the Board of Directors

Richard J. Thompson
Secretary

Dated: March 16, 2004

Appendix A

Artesyn Technologies, Inc.

Audit Committee Charter
(Revised April 2003)

I.  Purpose

The Audit Committee (“Committee”) shall provide assistance to the Board of Directors (“Board”) in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to the integrity of corporate accounting and reporting practices, the quality and integrity of financial reports of the Company and the process for monitoring compliance with laws and regulations and the code of ethics. In so doing, it is the responsibility of the Committee to maintain free and open communication between the Board, the registered public accounting firm, the internal auditors and the financial management of Artesyn Technologies, Inc. (“the Company”).

II.  Composition and Qualifications

The Committee members shall be appointed by the Board upon recommendation of the Nominating Committee:

•	The Committee shall be comprised of at least three independent directors. Independence shall be defined in accordance with SEC guidelines and NASDAQ listing standards.
•	At least one member shall be a “financial expert” as defined by the SEC and NASDAQ.
•	Remaining Committee members must be financially literate as defined by the SEC and NASDAQ.
•	The Board in its discretion shall make the determination of the independence and qualifications to serve as a member of the Committee.

III.  Duties and Responsibilities

In carrying out its responsibilities, the Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are appropriate. It should be noted that fundamental responsibility for construction and disclosure of the Company’s financial statements rests with management.

1.	The Committee has the sole authority for the appointment, compensation, and oversight of the work of any registered public accounting firm employed by the Company (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work, and each such registered public accounting firm shall report directly to the Committee.

2.	Review and concur with management’s appointment, termination, or replacement of the Director of Internal Audit.

3.	Investigate any matter brought to its attention within the scope of its duties, with the authority to engage and determine funding for independent counsel and other advisers, as it determines necessary to carry out its duties.

IV.  Oversight

1.	Review and reassess the Committee’s responsibilities, independence, functions and Charter; evaluate its performance and make appropriate changes to keep pace with the Company and business developments and to ensure compliance with SEC regulations and NASDAQ listing standards.

2.	Approve Audit Committee Report and Audit Committee Charter as required by the SEC for inclusion in the proxy statement.

3.	Review qualifications of and appoint the registered public accounting firm to be selected to audit the financial statements of the Company. Pre-approve fees for annual audit and non-audit fees as required. The Committee Chairman may pre-approve non-audit services fees for an individual engagement up to 10% of the prior year audit fee with subsequent reporting to the Committee.

4.	Review related party transactions and other potential conflict of interest situations, as appropriate.

5.	Establish, review and revise as necessary procedures for the receipt, retention, and treatment of complaints received by the issuer regarding accounting, internal accounting controls, auditing or other matters; and ensure the confidential, anonymous treatment of such complaints. Engage independent counsel and other advisers, as determined necessary to carry out the Committee’s duties.

6.	Review the internal audit function of the Company including the independence and authority of its reporting obligations, the proposed audit plans for the coming year and the coordination of such plans with the registered public accounting firm.

7.	Provide sufficient opportunity for the internal auditor and the registered public accounting firm to each meet separately with the members of the Committee without members of management present.

8.	Review and approve minutes of all meetings and submit minutes to the Board.

V.  Audit and Financial Reporting

1.	Review and provide feedback on the registered public accounting firm’s plan and scope for the current year audit.

2.	Review results of the annual audit with management and the registered public accounting firm.

3.	Review the financial statements and management’s discussion and analysis contained in the annual report to shareholders with management and the registered public accounting firm. Report the results of the annual audit to the Board and recommend whether or not the audited financial statements should be included in the Company’s Annual Report on Form 10-K.

4.	Review with financial management and the registered public accounting firm the significant financial reporting issues and practices, including changes in, or adoptions of, accounting principles and disclosure practices and any off-balance sheet structures.

5.	Review with financial management and the registered public accounting firm all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management officials of the Company, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the registered public accounting firm. Determine that the registered public accounting firm is satisfied with the disclosure and content of the financial statements to be presented to the shareholders.

6.	Review other written communications provided by the registered public accounting firm to management, including a schedule of unadjusted audit differences.

7.	As a whole, or through the Committee chair, review with the registered public accounting firm the Company’s interim financial results to be included in the Company’s quarterly reports to be filed with the Securities and Exchange Commission. This review will occur prior to the Company’s filing of the Form 10-Q.

8.	Obtain from the registered public accounting firm a statement of all required communications under Generally Accepted Auditing Standards, including matters required by SAS 61 and by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees’. Confirm the registered public accounting firm’s independence with respect to the Company by actively engaging in dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the registered public accounting firm.

VI.  Compliance and Internal Control

1.	Review the results of any internal audit reports issued since the last Committee meeting.

2.	Inquire of management, the internal auditor and the registered public accounting firm about significant risks or exposures and assess the steps management has taken to minimize such risks to the Company.

3.	Discuss with management, the internal auditors and the registered public accounting firm the adequacy and effectiveness of the accounting and financial controls of the Company. Obtain a copy of the registered public accounting firm’s management letter.

4.	Review, approve and monitor the Company’s code of ethics for its senior officers, including disclosure to the Board of any exceptions to the code of ethics.

5.	Review adherence to the Company’s code of conduct and policy statements to determine compliance with the Foreign Corrupt Practices Act and other applicable laws and regulations.

6.	Review reports received from regulators and other legal and regulatory matters that may have a material effect on the financial statements or related company compliance policies.

7.	Review the senior officers’ quarterly attestation on financial full disclosure, internal controls and fraud, per Section 302 of the Sarbanes-Oxley Act and discuss with management the basis for their conclusions.

8.	Review the registered public accounting firm’s attestation on the effectiveness of the internal control structure and procedures for financial reporting, per Section 404 of the Sarbanes-Oxley Act and discuss with the registered public accounting firm the basis for their conclusions.

ARTESYN TECHNOLOGIES, INC.

2000 PERFORMANCE EQUITY PLAN

(AS AMENDED AND RESTATED EFFECTIVE MARCH 8, 2004)

Artesyn Technologies, Inc.
2000 Performance Equity Plan

(As Amended and Restated Effective March 8, 2004)

ARTICLE 1. INTRODUCTION.

     The purpose of the Plan is to promote the long-term success of the Company and its subsidiaries, as well as the creation of stockholder value, by (a) encouraging Employees and Consultants to focus on critical long-range objectives, (b) attracting and retaining Employees and Consultants with exceptional qualifications and (c) linking Employees and Consultants directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for stock-based Awards in the form of Options, Stock Appreciation Rights, Restricted Stock, Performance Awards and Stock Units, as well as providing for other long-term performance awards related to the Company’s stock or its stock performance. The Plan is further intended to enable cash incentive awards to qualify as performance-based for purposes of the tax deduction limitations under Section 162(m) of the Code.

     This is an amendment and restatement of the Plan effective March 8, 2004, subject to the approval of the Company’s stockholders. With respect to Awards granted prior to March 8, 2004, the provisions of the Plan as in effect prior to this amendment and restatement shall continue to govern. In the event that the Company’s stockholders do not approve this amendment and restatement of the Plan, the Plan as in effect prior to this amendment and restatement shall remain in full force and effect in accordance with its terms.

     The Company previously adopted the 1990 Performance Equity Plan (restated as of March 11, 1997) (the “Prior Plan”). Awards granted under the Prior Plan prior to the effective date of this Plan (the “Prior Awards”) shall not be affected by the adoption or restatement of this Plan, and the Prior Plan shall remain in effect following the effective date to the extent necessary to administer the Prior Awards.

     The Plan shall be governed by, and construed in accordance with, the laws of the State of Florida (excluding their choice-of-law provisions).

ARTICLE 2. ADMINISTRATION.

     2.1 Committee Composition. The Plan shall be administered by the Committee. The Committee shall consist exclusively of two or more Directors of the Company, who shall be appointed by the Board. In addition, the composition of the Committee shall satisfy:

     (a) Such requirements as the Securities and Exchange Commission may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act; and

     (b) Such requirements as the Internal Revenue Service may establish for Outside Directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code.

     2.2 Committee Responsibilities. The Committee shall have the discretion to (a) select the Employees and Consultants who are to receive Awards under the Plan, (b) determine the type, number, vesting requirements and other features and conditions of such Awards, (c) interpret the Plan, and (d) make all other decisions relating to the operation of the Plan. The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Committee’s determinations under the Plan shall be final and binding on all persons. The Committee may make any other provision in individual Awards, including provisions for dispute resolution, that the Committee deems appropriate. The Committee may allocate all or any portion of its responsibilities and powers under the Plan to any one or more of its members, the CEO or other senior members of management as the Committee deems appropriate and may delegate all or any part of its responsibilities and powers to any such person or persons, provided that any such allocation or delegation be in writing; provided, however, that only the Committee, or other committee consisting of two or more Directors, all of whom are both a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act and an “outside director” within the meaning of the definition of such term as contained in Proposed Treasury Regulation Section 1.162-27(e)(3), or any successor definition adopted under Section 162(m) of the Code, may select and grant Awards to Holders who are subject to Section 16 of the Exchange Act or are “Covered Employees” (within the meaning of the definition of such term under Section 162(m) of the Code and any applicable regulations). The Committee may revoke any such allocation or delegation at any time for any reason with or without prior notice. In the event of such allocation or delegation of authority, references in the Plan to the Committee shall be deemed to refer to the delegate of the Committee.

     2.3 Indemnification. Each person who is or shall have been a member of the Board, or a Committee appointed by the Board, or an officer of the Company to whom authority is delegated in accordance with the Plan shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf; provided, however, that the foregoing indemnification shall not apply to any loss, cost, liability, or expense that is a result of his or her own willful misconduct. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, conferred in a separate agreement with the Company, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

2

ARTICLE 3. SHARES AVAILABLE FOR GRANTS.

     3.1. Basic Limitations. Common Stock issued pursuant to the Plan may be authorized but unissued shares or treasury shares. The aggregate number of shares of Common Stock issued under the Plan shall not exceed 4,400,000 shares. No more than 4,400,000 shares of Common Stock may be issued under the Plan as Incentive Stock Options. The limitations of this Section 3.1 shall be subject to adjustment pursuant to Article 11.

     3.2 Shares Subject to Terminated Awards (Including Prior Awards). Common Stock covered by any unexercised portions of terminated Options or Stock Appreciation Rights (including canceled Options or Stock Appreciation Rights) granted under Article 5, Common Stock subject to any Awards that are forfeited, and Common Stock subject to any Awards that are otherwise surrendered by the Holder may again be subject to new Awards under the Plan. In addition, Common Stock covered by any unexercised portions of terminated Prior Awards (including canceled Prior Awards), or Prior Awards which are otherwise surrendered by the Holder, may again be subject to new awards under this Plan. Common Stock subject to Options, or portions thereof, which have been surrendered in connection with the exercise of Stock Appreciation Rights shall not be available for subsequent Awards under the Plan, but Common Stock issued in payment of such Stock Appreciation Rights shall not be charged against the number of shares of Common Stock available for the grant of Awards hereunder. In the event of the exercise of Stock Appreciation Rights not granted in tandem with Options, only the number of shares of Common Stock actually issued in payment of such Stock Appreciation Rights shall be charged against the number of shares of Common Stock available for the grant of Awards hereunder.

ARTICLE 4. ELIGIBILITY.

     4.1 Awards Generally. Except as provided in Section 4.2, Employees and Consultants shall be eligible for Awards under the Plan. The designation of an individual to receive awards or grants under one portion of the Plan does not require the Committee to include such Holder under other portions of the Plan. In order to be eligible to participate in the deferral arrangements described in Section 9.3(c), (d) or (e), an individual must be specifically designated by the Committee as an Holder for purposes of those provisions.

     4.2 Incentive Stock Options. Only Employees of the Company, a Parent, or a Subsidiary shall be eligible for the grant of ISOs. In addition, an Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company or any of its Parents or Subsidiaries shall not be eligible for the grant of an ISO unless the requirements set forth in Section 422(c)(5) of the Code are satisfied.

     4.3 Prospective Employees. For purposes of this Article 4, the term “Employee” shall include a prospective Employee who holds an outstanding offer of regular employment on specific terms from the Company, a Parent or a Subsidiary. If an ISO is granted

3

to a prospective Employee, the date when his or her service as an Employee commences shall be deemed to be the date of grant of such ISO for all purposes under the Plan (including, without limitation, Section 5.1(c)). No Award granted to a prospective Employee shall become exercisable or vested unless and until his or her service as an Employee commences.

     4.4 Limitations on Annual Awards. Subject to adjustment in accordance with Article 11, in any calendar year, no Holder shall be granted Awards in respect of more than 500,000 shares of Common Stock (whether through grants of Options, Stock Appreciation Rights or any other Awards under this Plan) and $2,000,000 in cash.

ARTICLE 5. STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

     5.1 Option Awards.

     (a) Award Agreement. Each grant of an Option under the Plan shall be evidenced by a written Award Agreement between the Holder and the Company. Such Option shall be subject to all applicable terms of the Plan and may be subject to any other terms that are consistent with the Plan. The Award Agreement shall specify whether the Option is an ISO or an NSO. The provisions of the various Award Agreements entered into under the Plan need not be identical.

     (b) Number of Shares. Each Award Agreement shall specify the number of shares of Common Stock subject to the Option and shall provide for the adjustment of such number in accordance with Article 11.

     (c) Exercise Price. Each Award Agreement shall specify the Exercise Price; provided that, except as otherwise provided in Section 11.4 in the case of Options granted to replace stock options issued by acquired companies, the Exercise Price per share shall in no event be less than 100% of the Fair Market Value of a share of Common Stock as of the date of grant. In the case of an NSO, an Award Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the NSO is outstanding.

     (d) Buyout Provisions. The Committee may at any time (a) offer to buy out for a payment in cash or cash equivalents an Option previously granted, or (b) authorize an Holder to elect to cash out an Option previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.

     (e) Transferability. Unless otherwise authorized by the Committee, an Option shall not be transferable by the Holder otherwise than by will or by the laws of descent and distribution. The Committee may, in the manner established by the Committee, allow for the transfer without payment of consideration, of a NSO by an Holder to a member of the Holder’s immediate family or to a trust or partnership whose beneficiaries are members of the Holder’s immediate family. In such case, the Option shall be exercisable only by such transferee. For purposes of this provision, an Holder’s “immediate family” shall mean the Holder’s spouse, children and grandchildren.

4

     (f) Incentive Stock Option Share Limitation. No Holder may be granted ISOs under the Plan (or any other plans of the Company and its Subsidiaries) that would result in shares with an aggregate Fair Market Value (measured on the Date of Grant) of more than $100,000 first becoming exercisable in any one calendar year.

     (g) Deferral of Stock Option Gains. Stock Option Gains with respect to NSOs granted under this Plan may be deferred in accordance with Section 9.3 by any Holder who is designated by the Committee as eligible to participate in such deferral arrangement.

     5.2 Stock Appreciation Rights.

     (a) Stock Appreciation Right Awards. The Committee is authorized to grant to any Holder one or more Stock Appreciation Rights. Such Stock Appreciation Rights may be granted either independent of or in tandem with Options granted to the same Holder. Stock Appreciation Rights granted in tandem with Options may be granted simultaneously with, or, in the case of NSOs, subsequent to, the grant to such Holder of the related Option; provided however, that: (i) any Option covering any share of Common Stock shall expire and not be exercisable upon the exercise of any Stock Appreciation Right with respect to the same share, (ii) any Stock Appreciation Right covering any share of Common Stock shall expire and not be exercisable upon the exercise of any related Option with respect to the same share, and (iii) an Option and Stock Appreciation Right covering the same share of Common Stock may not be exercised simultaneously. Upon exercise of a Stock Appreciation Right with respect to a share of Common Stock, the Holder shall be entitled to receive an amount equal to the excess, if any, of (A) the Fair Market Value of a share of Common Stock on the date of exercise over (B) the Exercise Price of such Stock Appreciation Right established in the Award Agreement, which amount shall be payable as provided in Section 5.2(c).

     (b) Exercise Price. The Exercise Price established under any Stock Appreciation Right granted under this Plan shall be determined by the Committee, but in the case

5

of Stock Appreciation Rights granted in tandem with Options shall not be less than the Exercise Price of the related Option.

     (c) Payment of Incremental Value. Any payment which may become due from the Company by reason of an Holder’s exercise of a Stock Appreciation Right may be paid to the Holder as determined by the Committee (i) all in cash, (ii) all in Common Stock, or (iii) in any combination of cash and Common Stock. In the event that all or a portion of the payment is made in Common Stock, the number of shares of Common Stock delivered in satisfaction of such payment shall be determined by dividing the amount of such payment or portion thereof by the Fair Market Value on the Exercise Date. No fractional share of Common Stock shall be issued to make any payment in respect of Stock Appreciation Rights; if any fractional share would be issuable, the combination of cash and Common Stock payable to the Holder shall be adjusted as directed by the Committee to avoid the issuance of any fractional share.

     (d) Deferral of Certain Stock Appreciation Rights. In the case of Stock Appreciation Rights that are payable solely in shares of Common Stock, the shares of Common Stock issuable upon the exercise thereof may be deferred in accordance with Section 9.3 by any Holder who is designated by the Committee as eligible to participate in such deferral arrangement.

ARTICLE 6. TERMS OF STOCK OPTIONS AND STOCK APPRECIATION RIGHTS.

     6.1 Conditions on Exercise. An Award Agreement with respect to Options and/or Stock Appreciation Rights may contain such waiting periods, exercise dates and restrictions on exercise (including, but not limited to, periodic installments) as may be determined by the Committee at the time of grant.

6.2 Duration of Options and Stock Appreciation Rights.

     (a) Termination Events. Unless otherwise provided by the Committee in the applicable Award Agreement, Options and Stock Appreciation Rights shall terminate upon the first to occur of the following events:

     (i) Expiration of the Option or Stock Appreciation Right as provided in the Award Agreement; or

     (ii) Termination of the Award in the event of an Holder’s disability, retirement, death or other termination of service as provided in the Award Agreement; or

     (iii) Ten years from the Date of Grant; or

     (iv) Solely in the case of a Stock Appreciation Right granted in tandem with an Option, upon the expiration of the related Option.

     (b) Acceleration or Extension of Exercise Time. Subject to the limit under Section 6.2(a)(iii), the Committee, in its sole discretion, shall have the right (but shall not be

6

obligated), exercisable on or at any time after the Date of Grant, to permit the exercise of an Option or Stock Appreciation Right (i) prior to the time such Option or Stock Appreciation Right would become exercisable under the terms of the Award Agreement, (ii) after the termination of the Option or Stock Appreciation Right under the terms of the Award Agreement, or (iii) after the expiration of the Option or Stock Appreciation Right.

     6.3 Exercise Procedures. Each Option and Stock Appreciation Right granted under the Plan shall be exercised under such procedures and by such methods as the Committee may establish or approve from time to time. The Exercise Price of shares purchased upon exercise of an Option granted under the Plan shall be paid in full in cash by the Holder pursuant to the Award Agreement; provided, however, that the Board may (but shall not be required to) permit payment to be made by delivery to the Company of either (a) shares of Common Stock held by the Holder for at least six months or (b) any combination of cash and Common Stock or (c) any other consideration that the Board deems appropriate and in compliance with applicable law. In the event that any Common Stock shall be transferred to the Company to satisfy all or any part of the Exercise Price, the part of the Exercise Price deemed to have been satisfied by such transfer of Common Stock shall be equal to the product derived by multiplying the Fair Market Value as of the date of exercise times the number of shares of Common Stock transferred to the Company. The Holder may not transfer to the Company in satisfaction of the Exercise Price any fractional share of Common Stock. Any part of the Exercise Price paid in cash upon the exercise of any Option shall be added to the general funds of the Company and may be used for any proper corporate purpose. Unless the Committee shall otherwise determine, any Common Stock transferred to the Company as payment of all or part of the Exercise Price upon the exercise of any Option shall be held as treasury shares.

     6.4 Change in Control. Unless otherwise provided by the Committee in the applicable Award Agreement, in the event of a Change in Control, all Options outstanding on the date of such Change in Control, and all Stock Appreciation Rights shall become immediately and fully exercisable. The provisions of this Section 6.4 shall not be applicable to any Options or Stock Appreciation Rights granted to an Holder if any Change in Control results from such Holder’s beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of Common Stock.

ARTICLE 7. RESTRICTED STOCK

     7.1 Restricted Stock Grants. The Committee may make grants of Restricted Stock to Holders. Whenever the Committee deems it appropriate to grant Restricted Stock, notice shall be given to the Holder, stating the number of shares of Restricted Stock granted and the terms and conditions to which the Restricted Stock is subject. This notice, when accepted in writing by the Holder, shall become an Award Agreement between the Company and the Holder. Restricted Stock may be awarded by the Committee at its discretion without cash consideration.

     7.2 Transferability. No shares of Restricted Stock may be sold, assigned, transferred (other than by will or the laws of descent and distribution, or to an inter vivos trust with respect to which the Holder is treated as the owner under Sections 671 through 677 of the Code, except to the extent that Section 16 of the Exchange Act limits an Holder’s right to make

7

such transfers), pledged, hypothecated, or otherwise encumbered or disposed of until the restrictions on such shares, as set forth in the Holder’s Award Agreement, have lapsed or been removed pursuant to Section 7.4 below.

     7.3 Rights as a Stockholder. Upon the acceptance by an Holder of an Award of Restricted Stock, such Holder shall, subject to the restrictions set forth in the Award, have all the rights of a stockholder with respect to such shares of Restricted Stock, including, but not limited to, the right to vote such shares of Restricted Stock and the right to receive all dividends and other distributions paid thereon. Certificates, if any, representing Restricted Stock shall bear a legend referring to the restrictions set forth in the Plan and Holder’s Award Agreement. Such certificates may be held in custody by the Company until the lapse of the restrictions on the Restricted Stock.

     7.4 Terms and Conditions of Award. Each Award of Restricted Stock shall be subject to such terms, conditions and restrictions, whether based on performance standards, periods of service, retention by the Holder of ownership of specified shares of Common Stock or other criteria, as the Committee shall establish. With respect to performance-based Awards of Restricted Stock intended to qualify for deductibility under the “performance-based” compensation exception contained in Section 162(m) of the Code, performance targets will consist of specified levels of one or more of the Performance Goals. Except to the extent inconsistent with the performance-based compensation exception under Section 162(m) of the Code, in the case of Restricted Stock granted to Employees to whom such Section is applicable, the Committee, in its discretion, but only under extraordinary circumstances as determined by the Committee, may change any prior determination of performance targets at any time prior to the final determination of the Award when events or transactions occur to cause the performance targets to be an inappropriate measure of achievement. Such Restricted Stock Awards may provide for, without limitation, the lapsing of such restrictions as a result of the disability, death or retirement of the Holder. Notwithstanding the provisions of Section 7.2 above, the Committee may at any time, at its sole discretion, modify or extend Awards of Restricted Stock or accelerate the time at which any or all restrictions will lapse or remove any and all such restrictions.

     7.5 Change in Control. Unless otherwise provided by the Committee in the applicable Award Agreement, in the event of a Change in Control, all restrictions with respect to Awards of Restricted Stock outstanding on the date of such Change in Control shall lapse upon such Change in Control. The provisions of this Section 6.4 shall not be applicable to any Options or Stock Appreciation Rights granted to an Holder if any Change in Control results from such Holder’s beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of Common Stock.

ARTICLE 8. PERFORMANCE AWARDS

     8.1. Performance Awards.

     (a) Award Periods and Calculations of Potential Incentive Amounts. The Committee may grant Performance Awards to Holders. A Performance Award shall consist of the right to receive a payment (measured by the Fair Market Value of a specified number of

8

shares of Common Stock, increases in such Fair Market Value during the Award Period and/or a fixed cash amount) contingent upon the extent to which certain predetermined performance targets have been met during an Award Period. Performance Awards may be made in conjunction with, or in addition to, other Awards made under this Plan. The Award Period shall be two or more fiscal or calendar years as determined by the Committee. The Committee, in its discretion and under such terms as it deems appropriate, may permit newly eligible Employees, such as those who are promoted or newly hired, to receive Performance Awards after an Award Period has commenced.

     (b) Performance Targets. The performance targets may include such goals related to the performance of the Company or, where relevant, any one or more of its Subsidiaries or divisions and/or the performance of an Holder as may be established by the Committee in its discretion. With respect to Performance Awards intended to qualify for deductibility under the “performance-based” compensation exception contained in Section 162(m) of the Code, the targets will be limited to specified levels of one or more of the Performance Goals. The performance targets established by the Committee may vary for different Award Periods and need not be the same for each Holder receiving a Performance Award in an Award Period. Except to the extent inconsistent with the performance-based compensation exception under Section 162(m) of the Code, in the case of Performance Awards granted to Employees to whom such section is applicable, the Committee, in its discretion, but only under extraordinary circumstances as determined by the Committee, may change any prior determination of performance targets for any Award Period at any time prior to the final determination of the Award when events or transactions occur to cause the performance targets to be an inappropriate measure of achievement.

     (c) Earning Performance Awards. The Committee, at or as soon as practicable after the date of grant, shall prescribe a formula to determine the percentage of the Performance Award to be earned based upon the degree of attainment of performance targets.

     (d) Payment of Earned Performance Awards. Subject to the requirements of Article 13, payments of earned Performance Awards shall be made in cash or Common Stock, or a combination of cash and Common Stock, in the discretion of the Committee. The Committee, in its sole discretion, may define such terms and conditions with respect to the payment of earned Performance Awards as it may deem desirable.

     8.2. Terms of Performance Awards. Unless otherwise provided by the Committee in the applicable Award Agreement, the following terms shall apply to Performance Awards granted under the Plan.

     (a) Termination of Employment. Unless otherwise provided below, in the case of an Holder’s termination of employment prior to the end of an Award Period, the Holder will not have earned any Performance Awards.

     (b) Retirement, Death or Disability. If an Holder’s termination of employment is due to Retirement, death or disability (as determined in the sole and exclusive discretion of the Committee) prior to the end of an Award Period, the Holder or the Holder’s

9

personal representative shall be entitled to receive a pro-rata share of his or her Award as determined under Subsection (c).

     (c) Pro-Rata Payment. The amount of any payment made to an Holder whose employment is terminated by Retirement, death or disability (under circumstances described in Subsection (b)) will be the amount determined by multiplying the amount of the Performance Award which would have been earned, determined at the end of the Award Period, had such employment not been terminated, by a fraction, the numerator of which is the number of whole months such Holder was employed during the Award Period, and the denominator of which is the total number of months of the Award Period. Any such payment made to an Holder whose employment is terminated prior to the end of an Award Period under this Section 8.2 shall be made at the end of the respective Award Period, unless otherwise determined by the Committee in its sole discretion.

     (d) Other Events. Notwithstanding anything to the contrary in this Article 8, the Committee may, in its sole and exclusive discretion, determine to pay all or any portion of a Performance Award to an Holder who has terminated employment prior to the end of an Award Period under certain circumstances (including the death, disability or Retirement of the Holder or the occurrence of a Change in Control) and subject to such terms and conditions as the Committee shall deem appropriate.

ARTICLE 9. OTHER STOCK-BASED AWARDS

     9.1. Grant of Other Stock-Based Awards. Other stock-based awards, consisting of stock purchase rights, Awards of Common Stock, or Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, may be granted either alone or in addition to or in conjunction with other Awards under the Plan. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the persons to whom and the time or times at which such Awards shall be made, the number of shares of Common Stock to be granted pursuant to such Awards, and all other terms and conditions of the Awards. Any such Award shall be confirmed by an Award Agreement executed by the Committee and the Holder, which Award Agreement shall contain such provisions as the Committee determines to be necessary or appropriate to carry out the intent of this Plan with respect to such Award.

     9.2. Terms of Other Stock-Based Awards. In addition to the terms and conditions specified in the Award Agreement, Awards made pursuant to this Article 9 shall be subject to the following:

     (a) Any Common Stock subject to Awards made under this Article 9 may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

     (b) If specified by the Committee in the Award Agreement, the recipient of an Award under this Article 9 shall be entitled to receive, currently or on a deferred basis, interest or

10

dividends or dividend equivalents with respect to the Common Stock or other securities covered by the Award.

     (c) The Award Agreement with respect to any Award shall contain provisions dealing with the disposition of such Award in the event of a Change in Control or in the event of a termination of employment prior to the exercise, realization or payment of such Award, whether such termination occurs because of Retirement, disability, death or other reason, with such provisions to take account of the specific nature and purpose of the Award.

     (d) With respect to performance-based Awards of Stock Units intended to qualify for deductibility under the “performance-based” compensation exception contained in Section 162(m) of the Code, performance targets will consist of specified levels of one or more of the Performance Goals. Except to the extent inconsistent with the performance-based compensation exception under Section 162(m) of the Code, in the case of Stock Units granted to Employees to whom such section is applicable, the Committee, in its discretion, but only under extraordinary circumstances as determined by the Committee, may change any prior determination of performance targets at any time prior to the final determination of the Award when events or transactions occur to cause the performance targets to be an inappropriate measure of achievement.

     9.3 Stock Unit Awards.

     (a) In General. Without limiting the generality of the foregoing provisions of this Article 9, and subject to such terms, limitations and restrictions as the Committee may impose, Holders designated by the Committee as Holders for purposes of this Section 9.3 may receive Awards of Stock Units: (i) as Restricted Stock Unit Awards in lieu of or in addition to other Awards under the Plan, (ii) in connection with the deferral of Stock Option Gains, (iii) in connection with the deferral of restricted stock (whether granted under this Plan or any other plan sponsored by the Company) and (iv) in connection with the deferral of stock appreciation rights payable solely in shares of Common Stock (whether granted under this Plan or any other plan sponsored by the Company). The Committee shall establish rules and regulations governing the deferrals and the Stock Unit Awards under any such arrangement as may be established.

     (b) Restricted Stock Unit Awards. The Committee may grant Restricted Stock Unit Awards representing the right to receive shares of Common Stock in the future subject to the achievement of one or more goals relating to the completion of service by the Holder and/or the achievement of performance or other objectives. Restricted Stock Unit Awards shall be subject to the restrictions, terms and conditions contained in the Plan and the applicable Award Agreements entered into by the appropriate Holders. Until the lapse or release of all restrictions applicable to an Award of Restricted Stock Units, no shares of Common Stock shall be issued in respect of such Awards and no Holder shall have any rights as a stockholder of the Company with respect to the shares of Common Stock covered by such Restricted Stock Unit Award. Upon the lapse or release of all restrictions with respect to a Restricted Stock Unit Award or at a later date if distribution has been deferred, one or more share certificates, registered in the name of the Holder, for an appropriate number of shares, free of any restrictions set forth in the Plan and the related Award Agreement shall be delivered to the Holder. A Holder’s Restricted Stock

11

Unit Award shall not be contingent on any payment by or consideration from the Holder other than the rendering of services. Notwithstanding anything contained in this Section 9.3(b) to the contrary, the Committee may, in its sole discretion, waive the forfeiture period and any other conditions set forth in any Award Agreement under appropriate circumstances (including the death, disability or Retirement of the Holder or the occurrence of a Change in Control) and subject to such terms and conditions (including forfeiture of a proportionate number of the Restricted Stock Units) as the Committee shall deem appropriate.

     (c) Deferral of Stock Option Gains. Subject to such timing rules as the Committee may establish, an Holder may irrevocably elect to defer receipt of all or any portion of Stock Option Gains and receive a credit under his or her Stock Unit Account of an equivalent number of Stock Units in accordance with such limitations, terms and conditions as the Committee may determine. Any such deferral election must occur in a time period designated by the Committee from time to time. Nothing in this Section 9.3(c) of the Plan shall be interpreted to permit an Holder to exercise any stock option to the extent such stock option is not vested or is not otherwise exercisable in accordance with the applicable plan and agreement. A Holder’s election to defer Stock Option Gains shall only apply to stock option exercises in connection with which the Holder, in accordance with the applicable plan and agreement, pays the total amount of the exercise price of such stock option by the delivery (or deemed delivery) of shares of Common Stock held by the Holder for at least the period of time required by the applicable plan and agreement.

     (d) Deferral of Restricted Stock. Subject to such timing rules as the Committee may establish, an Holder may irrevocably elect to defer receipt of all or any number of shares of restricted stock (whether granted under this Plan or any other plan sponsored by the Company) and receive a credit under his or her Stock Unit Account of an equivalent number of Stock Units. Any such deferral election must be made in a time period designated by the Committee from time to time. If an Holder elects to defer all or a portion of a restricted stock award that has previously been granted, the Holder shall transfer the restricted stock subject to such restricted stock award to the Company. Upon such transfer, the restricted stock shall be canceled by the Company and held as treasury stock, and shall no longer be considered outstanding shares. The Stock Units credited to an Holder’s Stock Unit Account with respect to a deferral of shares of restricted stock shall vest and shall be forfeited subject to the same terms and conditions as were applicable to the original restricted stock. The number of Stock Units credited to an Holder’s Stock Unit Account shall be reduced by the number of Stock Units so forfeited.

     (e) Deferral of Stock Appreciation Rights. The Committee may, in its discretion, permit Holders to defer receipt of shares of Common Stock issuable upon the exercise of stock appreciation rights payable solely in Common Stock (whether granted under this Plan or any other plan sponsored by the Company), in accordance with such restrictions, terms and conditions as the Committee shall determine.

     (f) Dividend Equivalents. A Holder’s Stock Unit Account shall be credited with a number of Stock Units equal in value to the amount of any cash dividends or stock distributions that would be payable with respect to such Stock Units had such Stock Units been outstanding shares of Common Stock (“dividend equivalents”). The number of Stock Units

12

credited with respect to cash dividends shall be determined by dividing the amount of cash dividends that would be payable by the Fair Market Value of Common Stock as of the date such cash dividends would be payable. Dividend equivalents credited to an Holder’s Stock Unit Account that are attributable to Stock Units that are subject to vesting and forfeiture restrictions as a result of a deferral of receipt of restricted stock shall be forfeited at such time as any such underlying Stock Units are forfeited.

     (g) Distribution of Stock Units. The Stock Units in an Holder’s Stock Unit Account shall be distributed, or commence to be distributed, to the Holder only in the form of Common Stock (with fractional shares being payable in cash) at such time and under such method as shall be provided in the applicable Award Agreement. A Holder shall be entitled to receive a distribution of one share of Common Stock for each Stock Unit credited to his or her Stock Unit Account and cash equal to the Fair Market Value of any fractional Stock Unit credited to his or her Stock Unit Account. Such distribution shall occur at such time, and subject to such terms and conditions, as may be specified in the applicable Award Agreement or as may be otherwise determined by the Committee.

ARTICLE 10. SHORT-TERM CASH INCENTIVE AWARDS

     10.1. Eligibility. Executive officers of the Company who are from time to time determined by the Committee to be “covered employees” for purposes of Section 162(m) of the Code will be eligible to receive short-term cash incentive awards under this Article 10.

     10.2. Awards.

     (a) Performance Targets. For each fiscal year of the Company, the Committee shall establish objective performance targets based on specified levels of one or more of the Performance Goals. Such performance targets shall be established by the Committee on a timely basis to ensure that the targets are considered “preestablished” for purposes of Section 162(m) of the Code. Except to the extent inconsistent with the performance-based compensation exception under Section 162(m) of the Code, the Committee, in its discretion, but only under extraordinary circumstances as determined by the Committee, may change any prior determination of performance targets at any time prior to the final determination of the Award when events or transactions occur to cause the performance targets to be an inappropriate measure of achievement.

     (b) Amounts of Awards. In conjunction with the establishment of performance targets for a fiscal year, the Committee shall adopt an objective formula (on the basis of percentages of Holders’ salaries, shares in a bonus pool or otherwise) for computing the respective amounts payable under the Plan to Holders if and to the extent that the performance targets are attained. Such formula shall comply with the requirements applicable to performance-based compensation plans under Section 162(m) of the Code and, to the extent based on percentages of a bonus pool, such percentages shall not exceed 100% in the aggregate.

     (c) Payment of Awards. Awards will be payable to Holders in cash each year upon prior written certification by the Committee of attainment of the specified performance targets for the preceding fiscal year.

13

     (d) Negative Discretion. Notwithstanding the attainment by the Company of the specified performance targets, the Committee shall have the discretion, which need not be exercised uniformly among the Holders, to reduce or eliminate the award that would be otherwise paid.

     (e) Guidelines. The Committee shall adopt from time to time written policies for its implementation of this Article 10. Such guidelines shall reflect the intention of the Company that all payments hereunder qualify as performance-based compensation under Section 162(m) of the Code.

     (f) Non-Exclusive Arrangement. The adoption and operation of this Article 10 shall not preclude the Board or the Committee from approving other short-term incentive compensation arrangements for the benefit of individuals who are Holders hereunder as the Board or Committee, as the case may be, deems appropriate and in the best of the Company.

ARTICLE 11. PROTECTION AGAINST DILUTION.

     11.1 Adjustments. In the event of a subdivision of the outstanding Common Stock, a declaration of a dividend payable in Common Stock, a declaration of a dividend payable in a form other than Common Stock in an amount that has a material effect on the price of Common Stock, a combination or consolidation of the outstanding Common Stock (by reclassification or otherwise) into a lesser number of Common Stock, a recapitalization, a spin-off or a similar occurrence, the Committee shall make such equitable adjustments as it, in its sole discretion, deems appropriate in one or more of (a) the number and kind of securities available for future Awards under Article 3, (b) the limitations set forth in Section 4.4 or (c) the number and kind of securities subject to outstanding Awards and the Exercise Price under each outstanding Option. Except as provided in this Article 11, an Holder shall have no right by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend, or any other increase or decrease in the number of shares of stock in any class.

     11.2 Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Committee shall notify each Holder as soon as practicable prior to the effective date of such proposed transaction. The Committee at its discretion, may provide for an Holder to have the right to exercise his or her Options and receive payment of other Awards to the extent determined by the Committee until 10 days prior to such transaction as to some or all of the Common Stock covered thereby, including Common Stock as to which the Options would not otherwise be exercisable. In addition, the Committee may provide that any Company repurchase options applicable to any shares of Common Stock purchased upon exercise of an Option shall lapse as to some or all such shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent not previously exercised or paid, Awards shall terminate immediately prior to the consummation of such proposed action.

14

     11.3 Reorganization. In the event that the Company is a party to a merger or other reorganization, outstanding Awards shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for the continuation of outstanding Awards by the Company (if the Company is a surviving corporation), for their assumption by the surviving corporation or its parent or subsidiary, for the substitution by the surviving corporation or its parent or subsidiary of its own awards for such Awards, for accelerated vesting and accelerated expiration, or for settlement in cash or cash equivalents.

     11.4 Awards for Acquired Companies. After any merger, consolidation, reorganization, stock or asset purchase or similar transaction in which the Company or a Subsidiary shall be the surviving corporation, the Committee may grant Options under the provisions of the Plan, pursuant to Section 424 of the Code or as is otherwise permitted under the Code, in full or partial replacement of or substitution for stock options granted under a plan of another party to the transaction whose shares of stock subject to the old options may no longer be issued following the transaction. The manner of application of the foregoing provisions to such options and any appropriate adjustments in the terms of such awards shall be determined by the Company in its sole discretion. Any such adjustments may provide for the elimination of any fractional shares which might otherwise become subject to any awards. The foregoing shall not be deemed to preclude the Company from assuming or substituting for stock options of acquired companies other than pursuant to this Plan.

ARTICLE 12. LIMITATION ON RIGHTS.

     12.1 Retention Rights. Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain an Employee or Consultant. The Company and its Parents, Subsidiaries and Affiliates reserve the right to terminate the service of any Employee or Consultant at any time, with or without cause, subject to applicable laws, the Company’s Certificate of Incorporation and By-Laws and a written Employment Agreement (if any).

     12.2 Stockholders’ Rights. A Holder shall have no dividend rights, voting rights or other rights as a stockholder with respect to any shares of Common Stock covered by his or her Award prior to the time when a stock certificate for such Common Stock is issued or, in the case of an Option, the time when he or she become entitled to receive such shares of Common Stock by filing a notice of exercise and paying the Exercise Price. No adjustment shall be made for cash dividends or other rights for which the record date is prior to such time, except as expressly provided in the Plan or in the applicable Award Agreement.

     12.3 Regulatory Requirements. Any other provision of the Plan, notwithstanding the obligation of the Company to issue shares of Common Stock under the Plan, shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Common Stock pursuant to any Award prior to the satisfaction of all legal requirements relating to the issuance of such Common Stock, to their registration, qualification or listing or to an exemption from registration, qualification or listing.

15

     12.4 Surrender or Substitution of Awards. Any Award granted under the Plan may be surrendered to the Company for cancellation on such terms as the Committee and the holder approve. With the consent of the Holder, the Committee may substitute a new Award under this Plan in connection with the surrender by the Holder of an equity compensation award previously granted under this Plan or any other plan sponsored by the Company; provided, however, that no such substitution shall be permitted without the approval of the Company’s stockholders in the event that such substitution would be considered a “repricing” under the rules of any stock exchange or market quotation system on which the Common Stock is listed. Notwithstanding the foregoing, if the Company elects or otherwise is required to expense the cost of Options for accounting purposes, the Committee shall have the ability to substitute, without the consent of the Holder, Stock Appreciation Rights payable only in Common Stock for outstanding Options; provided, the terms of the substituted Stock Appreciation Rights Awards are the same as the terms for the Options and the difference between the Fair Market Value of the underlying shares and the Exercise Price of the Stock Appreciation Rights is equivalent to the difference between the Fair Market Value of the underlying shares and the Exercise Price of the Options. Any such substitution shall be subject to the approval of the Company’s stockholders if it would be considered a “repricing” under the rules of any stock exchange or market quotation system on which the Common Stock is listed. If this provision creates adverse accounting consequences for the Company, it shall be considered void and of no further effect.

     12.5 Forfeiture of Awards Upon Violation of Restrictive Covenants. This Section 12.5 shall apply to all Awards granted under this Plan except to the extent that the applicable Award Agreement provides otherwise. Notwithstanding any provision in this Plan to the contrary, in any instance where the rights of the Holder of an Award granted under the Plan extend past the date of termination of the Holder’s employment, all of such rights shall immediately and automatically terminate and be forfeited if, in the determination of the Committee, the Holder at any time during a twenty-four (24)-month period following his or her termination of employment, directly or indirectly, either (a) personally or (b) as an employee, agent, partner, stockholder, officer or director of, consultant to, or otherwise of any entity or person engaged in any business in which the Company or any of its Subsidiaries is engaged, or is actively proposing to engage at the time of such termination of employment, engages in conduct that breaches his or her duty of loyalty to the Company or any of its Subsidiaries or that is in material competition with the Company or any of its Subsidiaries or is materially injurious to the Company or any of its Subsidiaries, monetarily or otherwise, which conduct shall include, but not be limited to: (i) disclosing or using any confidential information pertaining to the Company or any of its subsidiaries; (ii) any attempt, directly or indirectly, to induce any employee of the Company or any of its Subsidiaries to be employed or perform services elsewhere; or (iii) any attempt, directly or indirectly, to solicit the trade of any customer or supplier or prospective customer or supplier of the Company or any or its Subsidiaries; or (iv) disparaging the Company or any of its Subsidiaries or any of their respective officers or directors. The determination of whether any conduct, action or failure to act falls within the scope of activities contemplated by this Section shall be made by the Committee, in its discretion, and shall be final and binding upon the holder. A determination that any particular conduct, action or failure falls outside the scope of activities contemplated by this Section shall not imply that, or be determinative of whether, such conduct, action or failure is otherwise lawful or appropriate. For purposes of this paragraph, an Holder shall not be deemed to be a stockholder of a competing entity if the

16

Holder’s record and beneficial ownership of equity securities of such entity amounts to not more than one percent (1%) of the outstanding equity securities of any company subject to the periodic and other reporting requirements of the Exchange Act. In the event the existence of any circumstance which would trigger the forfeiture of an Award pursuant to this Section 12.5 but for the fact that such Award has previously been converted into or exercised for other securities of the Company (e.g., upon the exercise of Options), or converted into cash or other property (e.g., upon the sale by or for the account of the Holder of Common Stock acquired by him or her upon the exercise of Options), whether before or after the termination of employment, then, in such event, such securities, or cash or other property, as the case may be, shall be deemed to be held in trust for the Company and shall be promptly paid over to the Company upon demand (net of any amounts that may have been theretofore actually paid by the Holder to the Company in respect thereof (e.g., as the cash exercise price of an Option). By virtue of his or her acceptance of the Award under the Plan, the Holder shall be irrevocably deemed to have agreed to be bound by the provisions of this Section 12.5. The Company shall be entitled to injunctive relief, in addition to any other remedies that it may have, in the event of any breach by the Holder of this Section 12.5.

     12.6 Limitation on Transfer. Except as may be provided in the applicable Award Agreement, and subject to the provisions of Section 5.1(e) (with regard to Options) and Section 7.2 (with regard to Restricted Stock Awards), an Holder’s rights and interest under the Plan may not be assigned or transferred other than by will or the laws of descent and distribution and, during the lifetime of a Participant, only the Participant personally (or the Participant’s personal representative) may exercise rights under the Plan. The Holder’s designated beneficiary may exercise the Holder’s rights to the extent they are exercisable under the Plan following the death of the Holder.

ARTICLE 13. WITHHOLDING OF TAXES AND MISCELLANEOUS PROVISIONS.

     13.1 General. To the extent required by applicable federal, state, local or foreign law, an Holder or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Common Stock or make any cash payment under the Plan until such obligations are satisfied.

     13.2 Share Withholding. The Committee may permit an Holder to satisfy all or part of his or her minimum withholding or income tax obligations by having the Company withhold all or a portion of any Common Stock that otherwise would be issued to him or her or by delivering (or being deemed to have delivered) all or a portion of any Common Stock that he or she previously acquired. Such Common Stock shall be valued at its Fair Market Value as of the date when taxes otherwise would be withheld in cash.

     13.3 Common Stock Certificates. Notwithstanding anything to the contrary contained in the Plan, whenever certificates representing shares of Common Stock subject to an Award are required to be delivered pursuant to the terms of the Plan, the Company may in lieu of such delivery requirement comply with the provisions of Section 607.0626 of the Florida Business Corporation Act. All certificates for shares of Common Stock delivered under the Plan

17

shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed, any applicable Federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

     13.4 Unfunded Status of Plan. The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to an Holder by the Company, nothing contained herein shall give any such Holder any rights that are greater than those of a general creditor of the Company. However, the Company may, in its discretion, establish one or more vehicles for payment of its obligations under this Plan, including a trust, known as a “rabbi trust,” for use in funding the benefits under the Plan with a trustee to be selected by the Company in accordance with a trust agreement meeting the requirements of Rev. Proc. 92-64, as it may be amended or supplemented in the future.

ARTICLE 14. FUTURE OF THE PLAN.

     14.1 Term of the Plan. The Plan shall remain in effect until it is terminated under Section 14.2, except that no Awards shall be granted after August 27, 2010.

     14.2 Amendment or Termination. The Board may, at any time and for any reason, amend or terminate the Plan. An amendment of the Plan shall be subject to the approval of the Company’s stockholders only (a) if the amendment increases the number of shares of Common Stock which are available pursuant to the Plan (except as provided in Article 3), (b) to the extent required by applicable laws, regulations or rules (including rules of the applicable stock exchange or market quotation system on which the Common Stock is listed), or (c) as to the extent necessary to maintain compliance with Section 162(m) of the Code (or any successor to such Section). No Awards shall be granted under the Plan after the termination thereof. The termination of the Plan, or any amendment thereof, shall not affect any Award previously granted under the Plan.

ARTICLE 15. DEFINITIONS.

     15.1 “Affiliate” means any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own not less than 80% of such entity.

     15.2 “Award” means any award of an Option, Stock Appreciation Rights, Restricted Stock, Performance Award, Stock Unit or short-term cash incentive Award under the Plan.

     15.3 “Award Agreement” means a written agreement between the Company and an Holder or a written acknowledgment from the Company to an Holder specifically setting forth the terms and conditions of an Award granted under the Plan.

18

     15.4 “Award Period” means, with respect to an Award, the period of time set forth in the Award Agreement during which specified target performance goals must be achieved or other conditions set forth in the Award Agreement must be satisfied.

     15.5 “Board” means the Company’s Board of Directors, as constituted from time to time.

     15.6 “Change in Control” means the occurrence of any of the following:

     (a) The consummation of any of the following transactions: (i) any merger, recapitalization or other business combination of the Company with or into another corporation, or an acquisition of securities or assets by the Company, pursuant to which the Company is not the continuing or surviving corporation or pursuant to which shares of the Common Stock would be converted into cash, securities of another corporation or other property, other than a transaction in which the holders of Common Stock immediately prior to such transaction (including any preliminary or other transactions relating to such transaction) will continue to own at least 50% of the total voting power of the then-outstanding securities of the surviving or continuing corporation immediately after such transaction, (ii) any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company, or (iii) the liquidation or dissolution of the Company, except in connection with the voluntary or involuntary declaration of bankruptcy or insolvency under applicable Federal and/or state law; or

     (b) A transaction in which any person (as such term is defined in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), corporation or other entity (other than the Company, an Affiliate of the Company, or any profit-sharing, employee ownership or other employee benefit plan or similar plan sponsored by the Company or any of its Subsidiaries, or any trustee of or fiduciary with respect to any such plan when acting in such capacity, or any group comprised solely of such entities): (i) shall purchase any Common Stock (or securities convertible into Common Stock) representing at least 40% of the total voting power of the then-outstanding securities of the Company for cash, securities or any other consideration pursuant to a tender offer or exchange offer, without the prior consent of the Board, or (ii) shall become the “beneficial owner” (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly (in one transaction or a series of transactions), of securities of the Company representing 50% or more of the total voting power of the then-outstanding securities of the Company ordinarily (and apart from the rights accruing under special circumstances) having the right to vote in the election of directors; or

     (c) If, during any period of two (2) consecutive years, individuals who at the beginning of such period constituted the entire Board and any new director whose election by the Board, or nomination for election by the Company’s stockholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election by the stockholders was previously so approved, cease for any reason to constitute a majority thereof.

     15.7 “Code” means the Internal Revenue Code of 1986, as amended.

19

     15.8 “Committee” means the Compensation Committee of the Board, as further described in Article 2.

     15.9 “Common Stock” means the common stock, par value $0.01 per share, of the Company.

     15.10 “Company” means Artesyn Technologies, Inc., a Florida corporation, and its successors.

     15.11 “Consultant” means the consultants, advisors and independent contractors retained from time to time by the Company and who are not otherwise deemed to be an Employee. Service as a Consultant shall be considered employment for all purposes of the Plan other than Section 4.2.

     15.12 “Employee” means a common-law employee of the Company, a Parent or a Subsidiary.

     15.13 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

     15.14 “Exercise Price” means the amount for which one share of Common Stock may be purchased upon exercise of such Option, as specified in the applicable Award Agreement.

     15.15 “Fair Market Value” means, as of the applicable date determined under the Plan terms or otherwise in the discretion of the Committee, the opening, closing, actual, high, low or average selling price of Common Stock, as reported on the composite tape or by NASDAQ/NMS System Statistics, as the case may be. If an applicable price of Common Stock cannot reasonably be determined as provided in the preceding sentence, the Fair Market Value of Common Stock shall be determined by the Committee in good faith on such basis as it deems appropriate. The determination of Fair Market Value by the Committee shall be conclusive and binding on all persons.

     15.16 “Holder” means an Employee Consultant of the Company, a Parent or a Subsidiary who has received an Award under the Plan.

     15.17 “ISO” means an incentive stock option described in Section 422(b) of the Code.

     15.18 “NSO” means a stock option not described in Sections 422 or 423 of the Code.

     15.19 “Option” means an ISO or NSO granted under the Plan and entitling the holder to purchase Common Stock.

20

     15.20 “Outside Director” means a member of the Board who is not an Employee.

     15.21 “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 80% or more of the total combined voting power of all classes of stock in one or the other corporations in such chain. A corporation that attains the status of a parent on a date after the adoption of the Plan shall be considered a parent commencing as of such date.

     15.22 “Performance Awards” means Awards granted in accordance with Article 8.

     15.23 “Performance Goals” means one or more of the following metrics: operating income, operating profit (earnings from continuing operations before interest and taxes), return on net assets, earnings before taxes, depreciation and amortization, operating profit (earnings before depreciation and amortization), earnings per share, return on investment or working capital, return on stockholders’ equity, economic value added (the amount, if any, by which net operating profit after tax exceeds a reference cost of capital) and sales, any one of which may be measured with respect to the Company or any one or more of its Subsidiaries and either in absolute terms or as compared to another company or companies, and quantifiable, objective measures of individual performance relevant to the particular individual’s job responsibilities.

     15.24 “Plan” means this Artesyn Technologies, Inc. 2000 Performance Equity Plan, as amended and restated effective March 5, 2004, and as further amended from time to time.

     15.25 “Restricted Stock” means Common Stock awarded upon the terms and subject to the restrictions set forth in Article 7.

     15.26 “Restricted Stock Units” means Stock Units awarded upon the terms and subject to the restrictions set forth in Section 9.3(b).

     15.27 “Retirement” means the Holder’s termination of employment at or after attaining age 65 or early or normal retirement under a pension plan or arrangement of the Company, a Parent or a Subsidiary in which the Holder participates.

     15.28 “Rule 16b-3” means Rule 16b-3 promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act, as the same may be amended from time to time, and any successor rule.

     15.29 “Stock Appreciation Rights” means awards granted in accordance with Article 5.

21

     15.30 “Stock Unit” means a unit of value, equal at any relevant time to the Fair Market Value of a share of Common Stock, established by the Committee as a means of measuring the value of an Holder’s Stock Unit Account, and shall include Restricted Stock Units.

     15.31 “Stock Unit Account” means the bookkeeping account maintained by the Committee on behalf of each Holder who is credited with Stock Units and dividend equivalents thereon pursuant to Section 9.3.

     15.32 “Stock Option Gain” means, with respect to the exercise of a NSO (whether an option granted under this Plan or any other plan sponsored by the Company), the number of shares of Common Stock issuable with respect to such exercise that exceed the number of shares of Common Stock delivered to the Company (or deemed delivered to the Company) as payment of the exercise price for such stock option.

     15.33 “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 80% or more of the total combined voting power of all classes of stock in one or the other corporations in such chain. A corporation that attains the status of a subsidiary on a date after the adoption of the Plan shall be considered a subsidiary commencing as of such date.

22

ARTESYN TECHNOLOGIES, INC.
(formerly Computer Products, Inc.)
AMENDED AND RESTATED
1990 OUTSIDE DIRECTORS STOCK OPTION PLAN
(As of January 29, 2004)

ARTICLE I

DEFINITIONS

     As used herein, the following terms have the meanings hereinafter set forth unless the context clearly indicates to the contrary:

     (a) “Board” shall mean the Board of Directors of the Company.

     (b) “Company” shall mean Artesyn Technologies, Inc.

     (c) “Compensation” shall mean, for any Eligible Director, the amount of cash actually paid to such Director as compensation for his or her service on the Board and any committees thereof including, without limitation, all amounts paid to such Director in connection with his or her attendance at any meetings of the Board or committees thereof.

     (d) “Date of Grant” shall mean the date an Eligible Director is initially elected to the Board of Directors and for each respective fiscal year of the Company thereafter, the earlier of (i) June 30, or (ii) the date on which the Stockholders of the Company shall elect directors at an Annual Meeting of such Stockholders or any adjournment thereof; provided that a Date of Grant shall not occur more frequently than annually.

     (e) “Deemed Value” shall mean, with respect to each share of Stock owned by an Eligible Director on any Date of Grant, the Fair Market Value of a share of Stock on the last day of the fiscal year of the Company immediately preceding such Date of Grant.

     (f) “Effective Date of the Plan” shall mean the original date of adoption by the stockholders of the Company.

     (g) “Eligible Director” shall mean any Director of the Company who is not an employee of the Company or its subsidiaries.

     (h) “Fair Market Value” shall mean the closing sales price, or the mean between the closing high “bid” and low “asked” prices, as the case may be, of the Stock in the over-the-counter market on the day on which such value is to be determined, as reported by the National Association of Securities Dealers Automated Quotation System or successor national quotation service. If the Stock is listed on a national securities exchange, “Fair Market Value” shall mean the closing price of the Stock on such national securities exchange on the day on which such value is to be determined, as reported in the composite quotations for securities traded on such exchange provided by the National Association of Securities Dealers or successor national quotation service. In the event no such quotations are available for the day in question, “Fair Market Value” shall be determined by reference to the appropriate prices on the next preceding day for which such prices are reported.

     (i) “Option” shall mean an Eligible Director’s stock option to purchase Stock granted pursuant to the provisions of Article V hereof.

     (j) “Optionee” shall mean an Eligible Director to whom an Option has been granted hereunder.

     (k) “Option Price” shall mean the price at which an Optionee may purchase a share of Stock under a Stock Option Agreement.

     (l) “Plan” shall mean the Artesyn Technologies, Inc. Amended and Restated 1990 Outside Directors Stock Option Plan, the terms of which are set forth herein.

     (m) “Stock” shall mean the common stock, par value $.01 per share, of the Company or, in the event that the outstanding shares of Stock are hereafter changed into or exchanged for different stock or securities of the Company or some other corporation, such other stock or securities.

     (n) “Stock Option Agreement” shall mean an agreement between the Company and the Optionee under which the Optionee may purchase Stock in accordance with the Plan.

ARTICLE II

THE PLAN

     2.1 Name. This Plan shall be known as the “Artesyn Technologies, Inc. Amended and Restated 1990 Outside Directors Stock Option Plan.”

     2.2 Purpose. The purpose of the Plan is to advance the interests of the Company and its stockholders by affording Eligible Directors of the Company an opportunity to acquire or increase their proprietary interests in the Company, and thereby to encourage their continued service as directors and to provide them additional incentives to achieve the growth objectives of the Company.

     2.3 Effective Date. The Effective Date of the Plan is the date of adoption by the stockholders of the Company.

     2.4 Termination Date. The Plan shall terminate on April 30, 2009 and no further Options shall be granted hereunder thereafter.

2

ARTICLE III

PARTICIPANTS

     Each Eligible Director shall participate in the Plan, provided that he is elected to a regular term as such a member at an Annual Meeting of Stockholders, or any adjournment thereof.

ARTICLE IV

SHARES OF STOCK SUBJECT TO PLAN

     4.1 Limitations. Subject to any antidilution adjustment pursuant to the provisions of Section 4.2 hereof, the maximum number of shares of Stock which may be issued and sold hereunder shall not exceed 1,400,000 shares of Stock. Shares of Stock subject to an Option may be either authorized and unissued shares or shares issued and later acquired by the Company; provided however, the shares of Stock with respect to which an Option has been exercised shall not again be available for Option hereunder. If outstanding Options granted hereunder shall terminate or expire for any reason without being wholly exercised prior to the end of the period during which Options may be granted hereunder, new Options may be granted hereunder covering such unexercised shares.

     4.2 Antidilution. In the event that the outstanding shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of merger, consolidation, reorganization, recapitalization, reclassification, combination of shares, stock splitup or stock dividend:

     (a) The rights under outstanding Options granted hereunder, both as to the number of subject shares and the Option price, shall be adjusted appropriately; and

     (b) Where dissolution or liquidation of the Company or any merger or combination in which the Company is not a surviving corporation is involved, each outstanding Option granted hereunder shall terminate, but the Optionee shall have the right, immediately prior to such dissolution, liquidation, merger or combination, to exercise his Option, in whole or in part, to the extent that it shall not have been exercised, without regard to the date on which such Option would otherwise have become exercisable pursuant to Sections 5.4 and 5.5.

     The foregoing adjustments and the manner of application thereof shall be determined solely by the Board, and any such adjustment may provide for the elimination of fractional share interests. The adjustments required under this Article shall apply to any successor or successors of the Company and shall be made regardless of the number or type of successive events requiring adjustments hereunder.

3

ARTICLE V

OPTIONS

     5.1 Option Grant, Number of Shares and Agreement.

     (a) Subject to the provisions of Section 5.1(b) hereof, each Eligible Director shall automatically be granted an Option to purchase Ten Thousand (10,000) shares of Stock on each Date of Grant. Each Option so granted shall be evidenced by a written Stock Option Agreement, dated as of the Date of Grant and executed by the Company and the Optionee, stating the Option’s duration, time of exercise, and exercise price. The terms and conditions of the Option shall be consistent with the Plan.

     (b) Notwithstanding the provisions of Section 5.1(a) hereof, an Eligible Director shall not be entitled to receive a grant of an Option on any Date of Grant unless the Deemed Value of all shares of Stock owned by such Eligible Director on such Date of Grant shall be no less than three hundred percent (300%) of (i) such Director’s Compensation during the preceding fiscal year of the Company or (ii) if such Director has not previously served, or served for less than a full fiscal year, the average of all Eligible Directors’ Compensation during the preceding fiscal year of the Company, as determined by the Board and provided to such Director in writing at least 10 days prior to the relevant Date of Grant; provided that if an Eligible Director has satisfied the condition set forth above as of a Date of Grant (the “Qualifying Date”), such Eligible Director shall not be required to satisfy such condition on each subsequent Date of Grant so long as he or she owns on such subsequent date at least that number of shares of Stock as he or she owned on the Qualifying Date (as adjusted for stock splits, combinations, dividends and similar events). An Eligible Director, who shall not be entitled to receive a grant of an Option on any particular Date of Grant as a result of the limitation set forth in this Section 5.1(b), shall not be precluded from receiving a grant of an option pursuant to Section 5.1(a) hereof on any subsequent Dates of Grant on which the limitation set forth herein shall be satisfied.

     5.2 Option Price. The Option Price of the Stock subject to each Option shall be the Fair Market Value of the Stock on its Date of Grant.

     5.3 Exercise Period. The period for the exercise of each Option shall expire on the tenth anniversary of the Date of Grant.

     5.4 Option Exercise.

     (a) Any Option granted under the Plan shall only become exercisable in full on the first anniversary of the Date of Grant, provided that the Eligible Director has not voluntarily resigned, or been removed “for cause”, as a member of the Board of Directors on or prior to the first anniversary of the Date of Grant. An Option shall remain exercisable after its exercise date at all times during the Exercise Period, regardless of whether the Optionee thereafter continues to serve as a member of the Board.

4

     (b) An Option may be exercised at any time or from time to time during the term of the Option as to any or all full shares which have become exercisable in accordance with this Section, but not as to less than 25 shares of Stock unless the remaining shares of Stock that are so exercisable are less than 25 shares of Stock. The Option price is to be paid in full in cash upon the exercise of the Option. The holder of an Option shall not have any of the rights of a Stockholder with respect to the shares of Stock subject to the Option until such shares of Stock have been issued or transferred to him upon the exercise of his Option.

     (c) An Option shall be exercised by written notice of exercise of the Option, with respect to a specified number of shares of Stock, delivered to the Company at its principal office, and by cash payment to the Company at said office of the full amount of the Option price for such number of shares. In addition to, and prior to the issuance of a certificate for shares pursuant to any Option exercise, the Optionee shall pay to the Company in cash the full amount of any federal and state withholding or other employment taxes applicable to the taxable income of such Optionee resulting from such exercise.

     5.5 Nontransferability of Option. Unless otherwise provided in the relevant Stock Option Agreement, options may not be transferred by an Optionee otherwise than by will or the laws of descent and distribution. Unless otherwise provided in the relevant Stock Option Agreement, during the lifetime of an Optionee, his Option may be exercised only by him (or by his guardian or legal representative, should one be appointed). In the event of the death of an Optionee, any Option held by him may be exercised by his legatee(s) or other distributee(s) or by his personal representative.

ARTICLE VI

STOCK CERTIFICATES

     The Company shall not be required to issue or deliver any certificate for shares of Stock purchased upon the exercise of any Option granted hereunder or any portion thereof unless, in the opinion of counsel to the Company, there has been compliance with all applicable legal requirements. An Option granted under the Plan may provide that the Company’s obligation to deliver shares of Stock upon the exercise thereof may be conditioned upon the receipt by the Company of a representation as to the investment intention of the holder thereof in such form as the Company shall determine to be necessary or advisable solely to comply with the provisions of the Securities Act of 1933, as amended, or any other federal, state or local securities laws.

ARTICLE VII

TERMINATION, AMENDMENT AND MODIFICATION OF PLAN

     The Board may at any time terminate the Plan, and may at any time and from time to time and, in any respect amend or modify the Plan.

5

ARTICLE VIII

RELATIONSHIP TO OTHER COMPENSATION PLANS

     The adoption of the Plan shall neither affect any other stock option, incentive or other compensation plans in effect for the Company or any of its subsidiaries, nor shall the adoption of the Plan preclude the Company from establishing any other forms of incentive or other compensation plan for directors of the Company.

ARTICLE IX

MISCELLANEOUS

     9.1 Plan Binding on Successors. The Plan shall be binding upon the successors and assigns of the Company.

     9.2 Singular, Plural; Gender. Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender.

     9.3 Headings, etc., No Part of Plan. Headings of articles and paragraphs hereof are inserted for convenience and reference, and do not constitute a part of the Plan.

     9.4 Compliance with Section 16 of the Securities, Act of 1934. As of September 24, 1996, the Plan is intended to be governed by the provisions of Rule 16b-3 under Section 16 of the Securities Exchange Act of 1934, as amended by Release Number 34-37260, and shall not be subject to the phase-in period for such amendment after such date.

6

ARTESYN TECHNOLOGIES, INC.

Proxy For Annual Meeting To Be Held on May 6, 2004

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned stockholder(s) of ARTESYN TECHNOLOGIES, INC., a Florida corporation (the “Company”), hereby constitute(s) and appoint(s) PHILLIP A. O’REILLY and BERT SAGER, and each of them, with full power of substitution in each, as the agent, attorneys and proxies of the undersigned, for and in the name, place and stead of the undersigned, to vote at the Annual Meeting of Stockholders of the Company to be held at the Radisson Suite Hotel Boca Raton, 7920 Glades Road, the Mako Room, Boca Raton, Florida, on May 6, 2004 at 10:00 A.M. (local time), and any adjournment(s) thereof, all of the shares of the Company’s common stock which the undersigned would be entitled to vote if then personally present at such meeting in the manner specified and on any other business as may properly come before the Meeting.

     THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ON THE REVERSE SIDE. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2 AND 3 IN THE PROXIES’ DISCRETION, UPON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT(S) THEREOF.

(Continued and to be signed and dated on the reverse side.)

1.	ELECTION OF DIRECTORS

FOR ALL NOMINEES ☐	WITHHOLD AUTHORITY ☐	*EXCEPTIONS ☐
listed below	to vote for all nominees listed below

Nominees:	Edward S. Croft, III, Lawrence J. Matthews, Joseph M. O’Donnell, Stephen A. Ollendorff, Phillip A. O’Reilly, Bert Sager, A. Eugene Sapp, Jr., Ronald D. Schmidt, Lewis Solomon, John M. Steel

*EXCEPTIONS ____________________________________________________________________

2.	To consider and act upon a proposal to amend the Company’s 1990 Outside Directors’ Stock Option Plan.

FOR ☐ AGAINST ☐ ABSTAIN ☐

3.	To consider and act upon a proposal to amend the Company’s 2000 Performance Equity Plan.

FOR ☐ AGAINST ☐ ABSTAIN ☐

4.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournment(s) thereof and as provided by Rule 14a-4(c) of the Securities Exchange Act of 1934, as amended.

Please sign exactly as name appears to the left. When shares are held by joint tenants, both should sign. When signed as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated 2004

Signature

Signature if held jointly

Please Mark, Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

Votes MUST be indicated (x) in Black or Blue Ink. ☐